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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-05426
AIM Investment Funds (Invesco Investment Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 7/31
Date of reporting period: 07/31/10
*	Funds included are: Invesco Alternative Opportunities Fund, Invesco Commodities Strategy Fund and Invesco Health Sciences Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders July 31, 2010 Invesco Alternative Opportunities Fund 2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 10 Financial Statements 12 Notes to Financial Statements 19 Financial Highlights 24 Auditor’s Report 25 Fund Expenses 26 Approval of Investment Advisory and Sub-Advisory Agreements 28 Tax Information 29 Results of Proxy T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended July 31, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Alternative Opportunities Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Alternative Opportunities Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Alternative Opportunities Fund was reorganized into Invesco Alternative Opportunities Fund. On June 1, 2010, Scott Wolle, Mark Ahnrud, Chris Devine, Scott Hixon and Christian Ulrich assumed responsibility for the Fund. A listing of your Fund’s managers appears later in this report.
     For the period covered by this report, Class A shares of Invesco Alternative Opportunities Fund, at net asset value (NAV), returned 9.09%. This was lower than the Fund’s custom style-specific benchmark, which returned 13.74%.
     The resurgence in risky assets generally benefited the markets in which the Fund invests resulting in the Fund’s positive return for the period. The Fund’s underperformance relative to its custom benchmark can largely be attributed to underperformance of underlying funds versus their respective custom index component used to construct the allocation and asset allocation decisions made by the prior management team.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 7/31/10, at NAV. Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	9.09%

Class B Shares	8.29

Class C Shares	8.83

Class Y Shares*	9.34

Institutional Class Shares	9.15

S&P 500 Index▼ (Broad Market Index)	13.84

Custom Alternatives Opportunities Index▪ (Style-Specific Index)	13.74

▼Lipper Inc.; ■Invesco, Lipper Inc., Bloomberg, Fact Set, Standard & Poor’s

How we invest
Your Fund invests in pre-determined asset classes which are widely viewed as being outside the primary asset classes such as domestic equities or investment grade domestic fixed income. These asset classes include commodities, currencies, senior loans, emerging market equities, emerging market local currency debt and global real estate. These asset classes may serve as a diversifier to traditional portfolios composed of standard equity and fixed income instruments.
     The underlying assets in the Fund are affiliated mutual funds which invest in the alternative asset classes mentioned previously. Some of these Funds use derivatives in implementing their investment strategy. Your Fund has a tactical element which allows the Fund’s managers to alter exposure to these asset classes within pre-determined ranges based on risk characteristics, correlations between asset classes, valuations, economic environment measures and timeliness factors.
     The Fund’s management also has the

ability to invest 20% of the portfolio in ETFs or non-affiliated funds to gain strategic or tactical exposures. The Fund also undergoes rebalancing at least once per quarter.

Market conditions and your Fund
The 12-month period ended July 31, 2010 was a study of contrasts in investment performance and investor sentiment. The period began with a continuation of investor’s belief that a global economic recovery was underway as capital markets began to recover from their lows made in March of 2009 despite mixed economic data. This recovery was fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Through year-end 2009 capital markets generally continued their ascent.
     As 2010 began, concerns started to surface regarding the peripheral economies in Europe, such as Greece, while in the U.S., uncertainty about the effect of the U.S. Federal Reserve ending purchases of assets related to the housing crisis and concerns about a possible double-dip recession began to weigh on the minds of investors. Capital markets were able to shake-off these concerns after a brief pullback in late January to early February to make new highs into mid-April. However, renewed concerns about the peripheral economies of Europe, such as Greece, coupled with geopolitical concerns involving North Korea and a massive oil spill in the Gulf of Mexico began to take a toll on risky assets.
     Weakness in markets in which your Fund invests — particularly commodities, emerging market equities and global real estate — was primarily concentrated in the latter two months of the second quarter of 2010. In the closing month of the reporting period, these same markets began to mount a recovery from the lows established in the prior month.

Portfolio Composition
By underlying Fund

Invesco FX Alpha Plus Strategy Fund-Institutional Class	22.4%

Invesco Developing Markets Fund-Institutional Class	18.7

Invesco Emerging Market Local Currency Debt Fund-Institutional Class	18.1

Invesco Global Real Estate Fund-Institutional Class	16.4

Invesco Commodities Strategy Fund-Institutional Class	16.1

Invesco Floating Rate Fund-Institutional Class	7.3

Money Market Funds Plus Other Assets Less Liabilities	1.0

Total Net Assets	$7.6 million

Total Number of Holdings*	6
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Alternative Opportunities Fund

     For the reporting period, all of the asset classes in which the Fund invests posted positive returns with notable performance coming from global real estate investment trusts (REITs), emerging market sovereign debt, emerging market equities and floating rate notes. The performance of commodities and currencies was also positive, but muted. Please note that the underlying funds principally used derivatives to gain exposure to currency and commodities markets as part of their investment strategy implementation.
     The Fund’s underperformance relative to its custom benchmark can be largely attributed to underperformance of underlying funds versus their respective custom index component used to construct the allocation and asset allocation decisions made by the prior management team.
     As noted earlier, current management assumed responsibility for the Fund on June 1, 2010 and select strategies run by Morgan Stanley Investment Advisors.
     We are committed to managing your Fund consistent with its stated objectives and established parameters, and thank you for your commitment to Invesco Alternative Opportunities Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.

Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Alternative Opportunities Fund. Mr. Wolle began his investment management career in 1991 and joined Invesco in 1999. He earned a B.S. in finance from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Alternative Opportunities Fund. Mr. Ahnrud began his investment career in 1985 and joined Invesco in 2000. He earned a B.S. in finance and investments from Babson College and an M.B.A. degree from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Alternative Opportunities Fund. He began his investment management career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Alternative Opportunities Fund. Mr. Hixon began his investment management career in 1992 and joined Invesco in 1994. He earned a B.B.A. in finance, graduating magna cum laude, from Georgia Southern University. He earned an M.B.A. in Finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Alternative Opportunities Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.

5	Invesco Alternative Opportunities Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes Since Inception
Index data from 7/31/08, Fund data from 8/1/08

1	Invesco, Bloomberg, FactSet, Standard & Poor’s, Lipper Inc.

2	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares

6	Invesco Alternative Opportunities Fund

Average Annual Total Returns
As of 7/31/10, including maximum applicable sales charges

Class A Shares

Inception (8/1/08)	-4.96%

1 Year	3.07

Class C Shares

Inception (8/1/08)	-2.96%

1 Year	7.29

Class R Shares

Inception (8/1/08)	-2.48%

1 Year	8.83

Class Y Shares

Inception (8/1/08)	-2.00%

1 Year	9.34

Institutional Class Shares

Inception	-2.20%

1 Year	9.15
Effective June 1, 2010, Class A, Class C, Class I and Class R shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class Y and Class R shares, respectively, of Invesco Alternative Opportunities Fund. Returns shown above for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Alternative Opportunities Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (8/1/08)	-7.19%

1 Year	4.10

Class C Shares

Inception (8/1/08)	-5.12%

1 Year	8.36

Class R Shares

Inception (8/1/08)	-4.66%

1 Year	9.88

Class Y Shares

Inception (8/1/08)	-4.18%

1 Year	10.42

Institutional Class Shares

Inception	-4.38%

1 Year	10.19
Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 1.50%, 2.31%, 1.81%, 1.31% and 1.31%, respectively.1, 2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y and Institutional Class shares was 2.32%, 3.13%, 2.63%, 2.13% and 2.13%, respectively.2 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

[2]	The expense ratio includes estimated acquired fund fees and expenses of the underlying funds in which the Fund invests.

7	Invesco Alternative Opportunities Fund

Invesco Alternative Opportunities Fund’s investment objective is long-term total return.
■	Unless otherwise stated, information presented in this report is as of July 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Because the Fund’s investments are concentrated in the Underlying Funds, and the Fund’s performance is directly related to the performance of the Underlying Funds held by it, the ability of the Fund to achieve its investment objective is directly related to the ability of the Underlying Funds to meet their investment objective.

■	Although the Adviser attempts to select Underlying Funds that have a low beta or correlation to traditional asset classes, there can be no guarantee that the performance of the Underlying Funds or the Fund will, in fact, have a low beta or correlation to traditional asset classes (such as large capitalization stocks or investment grade fixed-income securities) under all market conditions.

■	Because the Fund’s performance is linked to the performance of highly volatile alternative asset classes, investors should consider purchasing shares of the Fund only as part of an overall diversified portfolio and should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.

■	The Adviser is subject to conflicts of interest in allocating Fund assets among the various Underlying Funds both because the fees payable to it and/or it affiliates by certain Underlying Funds are higher than the fees payable by other Underlying Funds and because the Adviser and its affiliates are also responsible for managing most of the Underlying Funds.

■	By investing in the Underlying Funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Underlying Funds held by the Fund (including operating costs and investment advisory fees), but also expenses of the Fund.

■	Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, certain ETFs involve leverage which may magnify the gains or losses realized from their underlying investments.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

■	The Fund’s ability to achieve its investment objective depends on the adviser’s ability to select the appropriate mix of underlying funds. There is the risk that the adviser’s asset allocation methodology and assumptions regarding the underlying funds may be incorrect in light of actual market conditions.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Custom Alternative Opportunities Index created by Invesco to serve as a benchmark for Invesco Alternative Opportunities Fund, is composed of the following indexes: FTSE EPRA/NAREIT Developed Real Estate Index-Net Total Return to U.S. Investors (18%),
J.P.Morgan GBI-EM Diversified Bond Index (18%), MSCI Emerging Markets Net Index (18%), LIBOR (London InterBank Offered Rate) Index (18%), Dow Jones–UBS Commodity Index (18%), and S&P/LSTA Leveraged Loan Index (10%).

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MAOAX
Class C Shares	MAOCX
Class R Shares	MAORX
Class Y Shares	MAOIX
Institutional Class Shares	MAOJX

8	Invesco Alternative Opportunities Fund

Schedule of Investments

July 31, 2010

	Shares	Value

Investments in Affiliated Issuers–100.4%(a)
Fixed-Income Funds–63.9%
Invesco Commodities Strategy Fund(b)	65,981	$1,222,631

Invesco Emerging Market Local Currency Debt Fund	132,808	1,381,208

Invesco Floating Rate Fund	74,777	558,587

Invesco FX Alpha Plus Strategy Fund(b)	60,291	1,705,018

Total Fixed-Income Funds		4,867,444

Foreign Equity Funds–18.7%
Invesco Developing Markets Fund(b)	48,437	1,421,625

Real Estate Trusts–16.4%
Invesco Global Real Estate Fund	130,908	1,250,171

Money Market Funds–1.4%
Liquid Assets Portfolio	54,414	54,414

Premier Portfolio	54,414	54,414

Total Money Market Funds		108,828

TOTAL INVESTMENTS IN AFFILIATED ISSUERS–100.4% (Cost $7,165,825)		7,648,068

OTHER ASSETS LESS LIABILITIES–(0.4)		(30,605)

NET ASSETS–100.0%		$7,617,463

Notes to Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment advisor or an investment advisor under common control with the Fund’s investment advisor. The Fund invests in Institutional Class shares of the mutual funds listed.
(b)	Non-income producing security. A security is determined to be non-income producing if the security has not declared a distribution in more than one year from the report date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Alternative Opportunities Fund

Statement of Assets and Liabilities

July 31, 2010

Assets:
Investments in affiliated underlying fund, at value (Cost $7,165,825)	$7,648,068

Dividends receivable	20

Other Assets	19,976

Total assets	7,668,064

Liabilities:
Payable for:
Accrued fees to affiliates	14,062

Accrued other operating expenses	36,539

Total liabilities	50,601

Net assets applicable to shares outstanding	$7,617,463

Net assets consist of:
Shares of beneficial interest	$6,600,948

Undistributed net investment income	85,901

Undistributed net realized gain	448,371

Unrealized appreciation	482,243

$7,617,463

Net Assets:
Class A	$3,174,093

Class C	$4,051,538

Class R	$94,894

Class Y	$286,492

Institutional	$10,446

Shares outstanding, $0.01 par value share, unlimited number of shares authorized:
Class A	111,915

Class C	144,838

Class R	3,359

Class Y	10,062

Institutional	367

Class A:
Net asset value per share	$28.36

Maximum offering price per share, (net asset value of $28.36 divided by 94.50%)	$30.01

Class C:
Net asset value and offering price per share	$27.97

Class R:
Net asset value and offering price per share	$28.25

Class Y:
Net asset value and offering price per share	$28.47

Institutional:
Net asset value and offering price per share	$28.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Alternative Opportunities Fund

Statement of Operations

For the year ended July 31, 2010

Investment Income:
Dividends from affiliated underlying funds	$210,382

Expenses:
Advisory fees	24,256

Administrative services fees	8,356

Custodian fees	5,001

Distribution fees:
Class A	7,880

Class C	44,065

Class R	464

Transfer agent fees (A, C, R and Y)	510

Transfer agent fees — Institutional	1

Trustees’ and officers’ fees and benefits	2,030

Filing fees	32,858

Professional fees	68,897

Reports to shareholder fees	39,547

Other	15,570

Total expenses	249,435

Less: Fees waived	(124,670)

Net expenses	124,765

Net investment income	85,617

Realized and unrealized gain (loss) from:
Net realized gain from sale of affiliated underlying funds	1,142,608

Net change in unrealized appreciation (depreciation) of affiliated underlying funds	(53,420)

Net realized and unrealized gain	1,089,188

Net increase in net assets resulting from operations	$1,174,805

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Alternative Opportunities Fund

Statements of Changes in Net Assets

	For the year	For the year
	ended	ended
	July 31, 2010	July 31, 2009

Operations:
Net investment income	$85,617	$11,197

Net realized gain (loss)	1,142,608	(637,528)

Change in net unrealized (depreciation)	(53,420)	535,663

Net increase (decrease) in net assets resulting from operations	1,174,805	(90,668)

Dividends and Distributions to Shareholders from:
Net Investment Income
Class A shares	—	(11,514)

Class C shares	—	(13,728)

Class R shares	—	(490)

Class Y shares	—	(37,118)

Net realized gain
Class A shares	(10,484)	(1,768)

Class C shares	(14,308)	(2,108)

Class R shares	(291)	(75)

Class Y shares	(19,252)	(5,699)

Total Dividends and Distributions	(44,335)	(72,500)

Net increase (decrease) from transactions in shares of beneficial interest	(5,287,837)	11,937,998

Net increase (decrease) in net assets	(4,157,367)	11,774,830

Net Assets:
Beginning of year	11,774,830	—

End of year (Includes undistributed net investment income of $85,901 and $0, respectively)	$7,617,463	$11,774,830

Notes to Financial Statements

July 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Alternative Opportunities Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds, (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Alternative Opportunities Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Series Funds. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class W shares received Class A shares of the Fund; holders of the Acquired Fund’s Class C and Class R shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s — Class W and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, throughout this report.
  The Fund’s investment objective is long-term total return. The Fund is a fund of funds meaning that it seeks to achieve its investment objective by investing primarily in a combination of funds advised by Invesco Advisers, Inc. (“Invesco” or the “Adviser”) or its affiliates as well as unaffiliated funds and exchange-traded funds.
  The Fund currently consists of five different classes of shares: Class A, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

12        Invesco Alternative Opportunities Fund

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

13        Invesco Alternative Opportunities Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F.	Expenses — Expenses included in the accompanying financial statements reflect the expenses of the Funds and do not include any expenses of the underlying funds. The effects of the underlying funds expenses are included in the realized and unrealized gain/loss on the investments in the underlying funds.
Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Advisor. Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Advisor at the annual rate of 0.20% of the Fund’s average daily net assets. Prior to the Reorganization, the Acquired Fund paid an advisory fee of $21,397 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class C, Class R, Class Y and Institutional Class shares to 1.56%, 2.31%, 1.81%, 1.31% and 1.31%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to June 1, 2010, MSIA had voluntarily agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver of Class A, Class C, Class I, Class R and Class W shares to 1.50%, of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended July 31, 2010, the Adviser waived advisory fees of $77 and reimbursed class level expenses of $47, $69, $1, $67 and $1 for Class A, Class C, Class R, Class Y and Institutional Class shares, respectively. MSIA waived fees of $124,408.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee to Morgan

14        Invesco Alternative Opportunities Fund

Stanley Services Company, Inc. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $326 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class C — up to 1.00% of the average daily net assets of Class C shares and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class C, Class R and Class W shares. Pursuant to such agreements, the Acquired Fund paid $44,490 to MSDI. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to July 31, 2010, IDI advised the Fund that IDI retained $25 in front-end sales commissions from the sale of Class A shares and $0 and $217 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to June 1, 2010, MSDI retained $19,972 in front-end sales commissions from the sale of Class A shares and $0 and $3,041 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of July 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$7,648,068	$—	$—	$7,648,068

15        Invesco Alternative Opportunities Fund

NOTE 4—Security Transactions with Affiliated Funds

The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the investments in affiliates for the year ended July 31, 2010.

				Change in Unrealized
	Value	Purchases	Proceeds	Appreciation	Realized	Value	Dividend
	At July 31, 2009	at Cost	from Sales	(Depreciation)	Gain (Loss)	At July 31, 2010	Income

Invesco Commodities Strategy Fund	$2,305,011	$2,173,350	$(3,269,205)	$195,499	$(182,024)	$1,222,631	$—

Invesco Developing Markets Fund	—	1,647,360	(381,392)	128,842	26,815	1,421,625	—

Invesco Emerging Market Local Currency Debt	—	1,678,091	(359,756)	52,989	9,884	1,381,208	7,184

Invesco Floating Rate Fund	—	673,099	(120,965)	5,328	1,125	558,587	4,014

Invesco FX Alpha Plus Strategy Fund	2,260,089	1,948,142	(2,533,004)	87,575	(57,784)	1,705,018	—

Invesco Global Real Estate Fund	2,198,852	3,074,277	(4,396,900)	(166,960)	540,902	1,250,171	93,005

Invesco Prime Income Trust	1,039,253	401,591	(1,548,793)	40,766	67,183	—	47,768

Liquid Assets Portfolio	—	2,855,811	(2,801,397)	—	—	54,414	54

Premier Portfolio	—	2,855,811	(2,801,397)	—	—	54,414	31

PowerShares Emerging Markets Sovereign Debt Portfolio	—	1,646,403	(1,652,369)	—	5,966	—	8,474

Total Investments in Other Affiliates	$7,803,205	$18,953,935	$(19,865,178)	$344,039	$412,067	$7,648,068	$160,530

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended July 31, 2010, the Fund paid legal fees of $0 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended July 31, 2010 and 2009:

	2010	2009

Ordinary income	$26,473	$72,500

Long-term capital gain	17,862	—

Total distributions	$44,335	$72,500

16        Invesco Alternative Opportunities Fund

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$297,582

Undistributed long-term gain	512,080

Net unrealized appreciation — investments	206,853

Shares of beneficial interest	6,600,948

Total net assets	$7,617,463

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2010 was $15,459,955 and $20,733,328, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$206,853

Aggregate unrealized (depreciation) of investment securities	—

Net unrealized appreciation of investment securities	$206,853

Cost of investments for tax purposes is $7,441,215.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2010, undistributed net realized gain was decreased by $2,859, undistributed net investment income was increased by $284 and shares of beneficial interest increased by $2,575. This reclassification had no effect on the net assets of the Fund.

17        Invesco Alternative Opportunities Fund

NOTE 10—Share Information

	Summary of Share Activity

	For the year		For the year
	ended July 31, 2010(a)		ended July 31, 2009
	Shares	Amount	Shares	Amount

CLASS A SHARES
Sold	47,526	$1,307,993	135,880	$3,388,829

Reinvestment of dividends and distributions	350	9,900	600	13,282

Redeemed	(31,783)	(888,594)	(40,658)	(959,067)

Net increase — Class A	16,093	429,299	95,822	2,443,044

CLASS C SHARES
Sold	59,375	1,600,730	140,477	3,477,018

Reinvestment of dividends and distributions	503	14,017	716	15,836

Redeemed	(54,754)	(1,522,916)	(1,479)	(31,926)

Net increase — Class C	5,124	91,831	139,714	3,460,928

CLASS R SHARES
Sold	—	—	3,333	100,021

Reinvestment of dividends and distributions	—	—	26	565

Redeemed	—	—	—	—

Net increase — Class R	—	—	3,359	100,586

CLASS Y SHARES
Sold	21,594	599,544	231,737	6,335,812

Reinvestment of dividends and distributions	193	5,441	1,844	40,835

Redeemed	(225,362)	(6,423,952)	(19,944)	(443,207)

Net increase (decrease) — Class Y	(203,575)	(5,818,967)	213,637	5,933,440

INSTITUTIONAL CLASS SHARES(b)
Sold	367	10,000	—	—

Reinvestment of dividends and distributions	—	—	—	—

Redeemed	—	—	—	—

Net increase — Institutional Class	367	10,000	—	—

Net increase in (decrease) in share activity	(181,991)	$(5,287,837)	452,532	$11,937,998

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 92% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.

NOTE 11—Subsequent Event Note

On September 15, 2010, the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) approved a Plan of Liquidation, which authorizes the termination, liquidation and dissolution of Invesco Alternative Opportunities Fund (the “Fund”). In order to effect such liquidation, the Fund will close to new investors on or about September 30, 2010. The liquidation is not subject to the approval of shareholders of the Fund.

18        Invesco Alternative Opportunities Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A Shares
	For the year ended July 31,
	2010		2009

Selected per share data:
Net asset value, beginning of period	$26.06		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.25		0.05

Net realized and unrealized gain (loss)	2.14		(3.78)

Total income (loss) from investment operations	2.39		(3.73)

Less dividends and distributions from:
Net investment income	—		(0.18)

Net realized gain	(0.09)		(0.03)

Total dividends and distributions	(0.09)		(0.21)

Net asset value, end of period	$28.36		$26.06

Total return(2)	9.16%		(12.36)%

Net assets, end of period, (000’s)	$3,174		$2,401

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	0.85	%(3)(4)(5)	1.69	%(4)(5)

Expenses without fee waivers and/or expense reimbursements	1.88	%(3)(4)(5)	4.97	%(4)(5)

Net investment income	0.88	%(3)(4)(5)	0.24	%(4)(5)

Rebate from affiliates	0.00	%(6)	0.00	%(6)

Supplemental data:
Portfolio turnover(7)	131%		40%

(1)	Calculated using average shares outstanding.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total return.
(3)	Ratios are based on average daily net assets (000’s omitted) of $3,036.
(4)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(5)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

19        Invesco Alternative Opportunities Fund

NOTE 12—Financial Highlights—(continued)

	Class C Shares
	For the year ended July 31,
	2010		2009

Selected per share data:
Net asset value, beginning of period	$25.89		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	0.04		(0.13)

Net realized and unrealized gain (loss)	2.13		(3.81)

Total income (loss) from investment operations	2.17		(3.94)

Less dividends and distributions from:
Net investment income	—		(0.14)

Net realized gain	(0.09)		(0.03)

Total dividends and distributions	(0.09)		(0.17)

Net asset value, end of period	$27.97		$25.89

Total return(2)	8.37%		(13.04)%

Net assets, end of period, (000’s)	$4,052		$3,617

Ratios to average net assets:
Total expenses
Expenses with fee waivers and/or expense reimbursements	1.59	%(3)(4)(5)	2.50	%(4)(5)

Expenses without fee waivers and/or expense reimbursements	2.62	%(3)(4)(5)	5.78	%(4)(5)

Net investment income (loss)	0.14	%(3)(4)(5)	(0.57	)%(4)(5)

Rebate from affiliates	0.00	%(6)	0.00	%(6)

Supplemental data:
Portfolio turnover(7)	131%		40%

(1)	Calculated using average shares outstanding.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(3)	Ratios are based on average daily net assets (000’s omitted) of $4,408.
(4)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(5)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

20        Invesco Alternative Opportunities Fund

NOTE 12—Financial Highlights—(continued)

	Class R Shares
	For the year ended July 31,
	2010		2009

Selected per share data:
Net asset value, beginning of period	$26.02		$30.00

Income (loss) from investment operations:
Net investment income (loss)(1)	0.20		(0.01)

Net realized and unrealized gain (loss)	2.12		(3.80)

Total income (loss) from investment operations	2.32		(3.81)

Less dividends and distributions from:
Net investment income	—		(0.14)

Net realized gain	(0.09)		(0.03)

Total dividends and distributions	(0.09)		(0.17)

Net asset value, end of period	$28.25		$26.02

Total return(2)	8.91%		(12.60)%

Net assets, end of period, (000’s)	$95		$87

Ratios to average net assets:
Total expenses
Expenses with fee waivers and/or expense reimbursements	1.09	%(3)(4)(5)	2.00	%(4)(5)

Expenses without fee waivers and/or expense reimbursements	2.12	%(3)(4)(5)	5.28	%(4)(5)

Net investment income (loss)	0.64	%(3)(4)(5)	(0.07	)%(4)(5)

Rebate from affiliates	0.00	%(6)	0.00	%(6)

Supplemental data:
Portfolio turnover(7)	131%		40%

(1)	Calculated using average shares outstanding.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(3)	Ratios are based on average daily net assets (000’s omitted) of $93.
(4)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(5)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Alternative Opportunities Fund

NOTE 12—Financial Highlights—(continued)

	Class Y Shares
	For the year ended July 31,
	2010		2009

Selected per share data:
Net asset value, beginning of period	$26.09		$30.00

Income (loss) from investment operations:
Net investment income(1)	0.31		0.10

Net realized and unrealized gain (loss)	2.16		(3.79)

Total income (loss) from investment operations	2.47		(3.69)

Less dividends and distributions from:
Net investment income	—		(0.19)

Net realized gain	(0.09)		(0.03)

Total dividends and distributions	(0.09)		(0.22)

Net asset value, end of period	$28.47		$26.09

Total return(2)	9.46%		(12.16)%

Net assets, end of period, (000’s)	$286		$5,573

Ratios to average net assets:
Total expenses
Expenses with fee waivers and/or expense reimbursements	0.59	%(3)(4)(5)	1.50	%(4)(5)

Expenses without fee waivers and/or expense reimbursements	1.62	%(3)(4)(5)	4.78	%(4)(5)

Net investment income	1.14	%(3)(4)(5)	0.43	%(4)(5)

Rebate from affiliates	0.00	%(6)	0.00	%(6)

Supplemental data:
Portfolio turnover(7)	131%		40%

(1)	Calculated using average shares outstanding.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(3)	Ratios are based on average daily net assets (000’s omitted) of $4,506.
(4)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(5)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco Alternative Opportunities Fund

NOTE 12—Financial Highlights—(continued)

	Institutional Class Shares
	June 1, 2010
	(Commencement date) to
	July 31, 2010

Selected per share data:
Net asset value, beginning of period	$27.25

Income from investment operations:
Net investment income(1)	0.02

Net realized and unrealized gain	1.19

Total income from investment operations	1.21

Net asset value, end of period	$28.46

Total return(2)	4.44%

Net assets, end of period, (000’s)	$10

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	1.31	%(3)(4)(5)

Expenses without fee waivers and/or expense reimbursements	2.02	%(3)(4)(5)

Net investment income	0.42	%(3)(4)(5)

Rebate from Morgan Stanley affiliate	0.00	%(6)

Supplemental data:
Portfolio turnover rate(7)	131%

(1)	Calculated using average shares outstanding.
(2)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(3)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10.
(4)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(5)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 13—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). PricewaterhouseCoopers LLP (“PWC”) was appointed as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

23        Invesco Alternative Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Alternative Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Alternative Opportunities Fund (formerly known as Morgan Stanley Alternative Opportunities Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

September 17, 2010
Houston, Texas

24        Invesco Alternative Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2010 through July 31, 2010.
  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which your Fund invests. The amount of fees and expenses incurred indirectly by your Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly are included in your Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(02/01/10)	(07/31/10)[1]	Period[2,3]	(07/31/10)	Period[2,4]	Ratio
A	$1,000.00	$1,043.10	$4.05	$1,020.83	$4.01	0.80%

C	1,000.00	1,039.40	7.84	1,017.11	7.75	1.55

R	1,000.00	1,042.10	5.32	1,019.59	5.26	1.05

Y	1,000.00	1,044.40	2.79	1,022.07	2.76	0.55

Institutional	1,000.00	1,043.70	2.24	1,018.30	6.56	1.31

[1]	The actual ending account value is based on the actual total return of the Fund for the period, February 1, 2010 through July 31, 2010, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. Effective June 1, 2010, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit Total Annual Fund Operating Expense of Class A, Class C, Class R, Class Y, and Institutional Class shares to 1.56%, 2.31%, 1.81%, 1.31%, and 1.31% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.56%, 2.31%, 1.81%, 1.31%, and 1.31% for Class A, Class C, Class R, Class Y, and Institutional Class shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.90, $11.68, $9.16, $6.64, and $6.64 for Class A, Class C, Class R, Class Y, and Institutional Class shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $7.80, $11.53, $9.05, $6.56, and $6.56 for Class A, Class C, Class R, Class Y, and Institutional Class shares, respectively.

25        Invesco Alternative Opportunities Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Alternative Opportunities Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage

26        Invesco Alternative Opportunities Fund

transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

27        Invesco Alternative Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2020:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$17,862
Qualified Dividend Income*	3.73%
Corporate Dividends Received Deduction*	3.73%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

28        Invesco Alternative Opportunities Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Alternative Opportunities Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	335,113	949	6,381	0

29        Invesco Alternative Opportunities Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers – (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers – (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A	N/A

T-3

Trustees and Officers – (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801
T-4

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This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance
Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-AOPP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders July 31, 2010 Invesco Commodities Strategy Fund 2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 10 Financial Statements 12 Notes to Financial Statements 19 Financial Highlights 25 Auditor’s Report 26 Fund Expenses 27 Approval of Investment Advisory and Sub-Advisory Agreements 29 Results of Proxy T-1 Trustees and Officers A-1 Invesco Cayman Commodity Fund II Ltd.

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended July 31, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Commodities Strategy Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Commodities Strategy Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Commodities Alpha Fund was reorganized into Invesco Commodities Strategy Fund. On July 1, 2010, Scott Wolle, Mark Ahnrud, Chris Devine, Scott Hixon and Christian Ulrich assumed responsibility for the Fund. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended July 31, 2010, Class A shares of Invesco Commodities Strategy Fund, at net asset value (NAV), returned 1.48%. This was lower than the Fund’s style-specific benchmark, which returned 6.27%.
     The commodity markets exhibited volatile performance over the reporting period. For the first six months of the period, commodities continued their recovery. However, a host of issues combined to push commodity prices lower in the back half of the period. The main contributors to the Fund’s underperformance of the index during the period included active allocations (over-/underweights vs. the index) across the various commodity complexes by the prior management team.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 7/31/10, at NAV. Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.48%

Class B Shares*	—

Class C Shares	0.72

Class R Shares	1.21

Class Y Shares	1.76

Institutional Class Shares	1.57

DJ-UBS Commodity TR Index▼ (Broad Market Index/Style-Specific Index)	6.27

▼	Lipper Inc.

*	Share class incepted on 2/5/10, therefore return is not listed on table. Cumulative total return at NAV for share class for 2/5/10 — 7/31/10 is 4.82%.

How we invest
Our approach to commodity investing is based on a quantitative, actively managed, multi-strategy approach. The first part of the strategy focuses on gaining exposure to a commodity benchmark through using commodity linked notes — a derivative instrument. The second part of the strategy involves overlaying an actively managed commodity strategy on top of the commodity index exposure. This overlay investment strategy seeks to add value over the index exposure by incorporating four key drivers of commodity returns (storage difficulty, rebalancing return, optimal roll yield and tactical allocation) which are not typically captured through simple commodity index investing.
     The overlay strategy is also implemented through derivatives, namely exchange traded futures contracts which are held in the Fund’s Cayman Islands subsidiary. The strategy seeks to outperform simple commodity indexes through capturing the additional sources of returns while producing low to moderate deviation from the DJ-UBS Commodity TR Index. Exposures to individual commodities in the overlay component are driven through a fundamentally driven quantitative model which considers factors such as supply and demand dynamics, economic environment characteristics and trend factors.

Market conditions and your Fund
The 12-month period ending July 31,

2010, was a study of contrasts in investment performance and investor sentiment. For the first six months, commodity markets continued to recover from the 2008-2009 financial crises. Hopes for a relatively rapid, sustained recovery were fueled by record amounts of monetary and fiscal stimulus and an exceptionally low interest rate policy. Not surprising, cyclical assets, such as commodities, enjoyed significant price advances during that period driven by anticipation that improving economic conditions would boost demand. Furthermore, investors viewed commodities as an excellent hedge against rising price levels as some investors became concerned about the prospect of inflation, given the easy monetary policies.
     As 2010 began, Chinese officials began to tighten monetary policy in response to fears about inflation, creating concerns about the pace of growth of the Chinese economy and its impact on demand for commodities. Furthermore, concerns about a double dip recession in the United States and issues in the peripheral economies in Europe, such as Greece, ignited fears of a global economic slowdown. In the first quarter of 2010, grains struggled as supplies outstripped demand, but drought conditions later in the reporting period helped returns improve in this sector.
     In the second quarter, precious metals — particularly gold — benefited from its safe-haven status as capital markets again struggled with concerns over global economic issues. In the final month of the reporting period, more economically sensitive commodities began to rebound. For the full year, leading commodities included gold and silver in precious metals, coffee and cotton in the soft commodity categories and copper and nickel in industrial metals. Weakness was found in the energy sector, particularly in natural gas.
     All share classes of the Fund underperformed the DJ-UBS Commodity

Portfolio Composition
By investment type

Commodity-Linked Securities	32.1%

Wholly-Owned Subsidiary	20.1

Money Market Funds Plus Other Assets Less Liabilities	47.8

Total Net Assets	$104.0 million

Total Number of Holdings*	5
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Commodities Strategy Fund

TR Index for the 12 months ended July 31, 20101. The main contributors to the Fund’s underperformance of the index during the period included active allocations (over-/underweight positions vs. the index) across the various commodity categories by the prior management team.
     Current management assumed responsibility for the Fund on July 1, 2010 when the Fund was transferred from Morgan Stanley Investment Advisors as part of Invesco’s transaction to acquire Morgan Stanley’s retail investment business which included the Van Kampen Funds and select strategies run by MSIM.
    We are committed to managing your Fund consistent with its stated objectives and established parameters, and thank you for your commitment to Invesco Commodities Strategy Fund.
1 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Scott Wolle
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Wolle began his investment management career in 1991 and joined Invesco in 1999. He earned a B.S. in finance from Virginia Polytechnic Institute and State University, graduating magna cum laude. He earned an M.B.A. from the Fuqua School of Business at Duke University where he earned the distinction of Fuqua Scholar.
Mark Ahnrud
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Ahnrud began his investment career in 1985 and joined Invesco in 2000. He earned a B.S. in finance and investments from Babson College and an M.B.A. degree from the Fuqua School of Business at Duke University.
Chris Devine
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment management career in 1996 and joined Invesco in 1998. Mr. Devine earned a B.A. in economics from Wake Forest University and an M.B.A. from the University of Georgia.
Scott Hixon
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. Mr. Hixon began his investment management career in 1992 and joined Invesco in 1994. He earned a B.B.A. in finance, graduating magna cum laude, from Georgia Southern University. He earned an M.B.A. in Finance from Georgia State University.
Christian Ulrich
Chartered Financial Analyst, portfolio manager, is manager of Invesco Commodities Strategy Fund. He began his investment career in 1987 and joined Invesco in 2000. Mr. Ulrich earned the equivalent of a B.B.A. from the KV Zurich Business School in Zurich, Switzerland.
Assisted by the Global Asset Allocation Team

5	Invesco Commodities Strategy Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes Since Inception
Fund and index data from 4/30/08
1 Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Commodities Strategy Fund

Average Annual Total Returns
As of 7/31/10, including maximum applicable sales charges

Class A Shares

Inception (4/30/08)	-20.55%

1 Year	-4.10

Class B Shares

Inception (2/5/10)	-0.18 *

Class C Shares

Inception (4/30/08)	-19.18%

1 Year	-0.28

Class R Shares

Inception (4/30/08)	-18.76%

1 Year	1.21

Class Y Shares

Inception (4/30/08)	-18.32%

1 Year	1.76

Institutional Class Shares

Inception	-18.49%

1 Year	1.57

*Cumulative Total Return
Effective June 1, 2010, Class A, Class B, Class C, Class I and Class R shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class Y and Class R shares, respectively, of Invesco Commodities Strategy Fund. Returns shown above for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Commodities Strategy Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Institutional Class shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (4/30/08)	-23.30%

1 Year	-6.14

Class B Shares

Inception (2/5/10)	-5.82 *

Class C Shares

Inception (4/30/08)	-21.91%

1 Year	-2.47

Class R Shares

Inception (4/30/08)	-21.49%

1 Year	-0.97

Class Y Shares

Inception (4/30/08)	-21.08%

1 Year	-0.46

Institutional Class Shares

Inception	-21.22%

1 Year	-0.57

*Cumulative Total Return
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.23%, 2.00%, 2.00%, 1.50%, 1.00% and 1.00%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.53%, 2.30%, 2.30%, 1.80%, 1.30% and 1.30%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/or reimbursed expenses in the past, performance would have been lower.

[1]	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2012. See current prospectus for more information.

continued from page 8

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

7	Invesco Commodities Strategy Fund

Invesco Commodities Strategy Fund’s investment objective is long-term total return.
■	Unless otherwise stated, information presented in this report is as of July 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	The Fund’s investment exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. The commodities markets may fluctuate widely based on a variety of factors, including changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates and investment and trading activities of mutual funds, hedge funds and commodities funds. Prices of various commodities may also be affected by factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.
■	The Fund’s investments in commodity-linked notes involve substantial risks, including risk of loss of a significant portion of their principal value. In addition to commodity risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of a secondary market, and risk of greater volatility, that do not affect traditional equity and debt securities.

■	By investing in the subsidiary, the Fund is indirectly exposed to risks associated with the subsidiary’s investments, including derivatives and commodities. Because the subsidiary is not registered under the Investment Company Act of 1940, the Fund, as the sole investor in the subsidiary, will not have the protections offered to investors in U.S. registered investment companies. Changes in the laws of the U.S. and/or the Cayman Islands, under which the fund and the subsidiary, respectively, are organized, could result in the inability of the Fund and/or the subsidiary to operate as described in this prospectus and could negatively affect the Fund and its shareholders.

■	Fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed- income securities go up.

■	The Fund is non-diversified and invests a greater portion of its assets in a more limited number of issuers than a diversified fund and, as a result, is subject to a greater risk than a diversified fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Funds’ shares.

■	Risks of derivatives include the possible imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to the transaction; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The DJ-UBS Commodity TR Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.
continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	COAAX
Class B Shares	COAHX
Class C Shares	COACX
Class R Shares	COARX
Class Y Shares	COAIX
Institutional Class Shares	COAJX

8	Invesco Commodities Strategy Fund

Schedule of Investments

July 31, 2010

	Expiration	Principal
	Date	Amount	Value

Commodity-Linked Securities–32.1%
Cargill Commodity Linked Note, one-month U.S. dollar LIBOR minus 0.10% (indexed to the Dow Jones UBS Commodities Index Total Return, multiplied by 3)	03/10/11	$8,500,000	$10,021,092

Cargill Commodity Linked Note, one-month U.S. dollar LIBOR minus 0.10% (indexed to the Dow Jones UBS Commodities Index Total Return, multiplied by 3)	07/08/11	5,753,652	7,434,565

CWB Commodity Linked Note, three-month U.S. dollar LIBOR minus 0.20% (indexed to the Dow Jones UBS Commodities Index Total Return, multiplied by 3)	03/14/11	10,000,000	11,804,950

UBS Commodity Linked Note, three-month U.S. dollar LIBOR minus 0.20% (indexed to the Dow Jones UBS Commodities Index Total Return, multiplied by 3)	03/14/11	3,500,000	4,131,732

Total Commodity-Linked Securities (Cost $27,753,652)			33,392,339

	Shares

Wholly-Owned Subsidiary–20.1%
Invesco Cayman Commodity Fund II Ltd.(b) (Cost $19,490,729)	2,677,282	20,867,104

Money Market Funds–44.9%
Liquid Assets Portfolio–Institutional Class(a)	23,335,339	23,335,339

Premier Portfolio–Institutional Class(a)	23,335,339	23,335,339

Total Money Market Funds (Cost $46,670,678)		46,670,678

TOTAL INVESTMENTS–97.1% (Cost $93,915,059)		100,930,121

OTHER ASSETS LESS LIABILITIES–2.9%		3,047,411

NET ASSETS–100.0%		$103,977,532

Investment Abbreviations:

CWB	– Commonwealth Bank of Australia

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser.
(b)	Investment in wholly-owned subsidiary. See Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Commodities Strategy Fund

Statement of Assets and Liabilities

July 31, 2010

Assets:
Investments, at value (Cost $27,753,652)	$33,392,339

Investments in affiliated money market funds, at value and cost	46,670,678

Wholly-owned subsidiary, at value (Cost $19,490,729)	20,867,104

Total investments, at value (Cost $93,915,059)	100,930,121

Cash	3,293,252

Receivable for:
Fund shares sold	80,956

Dividends	11,116

Other assets	27,555

Total assets	104,343,000

Liabilities:
Payable for:
Fund shares reacquired	204,831

Accrued fees to affiliates	38,671

Accrued other operating expenses	55,661

Trustee deferred compensation and retirement plans	66,305

Total liabilities	365,468

Net assets applicable to shares outstanding	$103,977,532

Net assets consist of:
Shares of beneficial interest	$122,393,212

Undistributed net investment income (loss)	(1,459,590)

Undistributed net realized gain (loss)	(23,971,152)

Unrealized appreciation	7,015,062

$103,977,532

Net Assets:
Class A	$77,046,066

Class B	$11,220,776

Class C	$7,859,111

Class R	$27,195

Class Y	$6,591,092

Institutional Class	$1,233,292

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	4,175,761

Class B	614,063

Class C	430,134

Class R	1,479

Class Y	355,890

Institutional Class	66,560

Class A:
Net asset value per share	$18.45

Maximum offering price per share, (Net asset value of $18.45 divided by 94.50%)	$19.52

Class B:
Net asset value and offering price per share	$18.27

Class C:
Net asset value and offering price per share	$18.27

Class R:
Net asset value and offering price per share	$18.39

Class Y:
Net asset value and offering price per share	$18.52

Institutional Class:
Net asset value and offering price per share	$18.53

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Commodities Strategy Fund

Statement of Operations

For the year ended July 31, 2010

Investment income:
Interest	$109,065

Dividends from affiliated money market funds	14,367

Total investment income	123,432

Expenses:
Advisory fees	423,172

Administrative services fees	61,102

Custodian fees	9,031

Distribution fees:
Class A	101,744

Class B	63,528

Class C	54,278

Class R	458

Transfer agent fees — A, B, C, R and Y	50,597

Transfer agent fees — Institutional	87

Trustees’ and officers’ fees and benefits	5,480

Professional services fees	140,007

Reports to shareholder fees	61,784

Other	42,223

Total expenses	1,013,491

Less: Fees waived	(48,699)

Net expenses	964,792

Net investment income (loss)	(841,360)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	2,768,117

Wholly-owned subsidiary	3,122,045

5,890,162

Change in net unrealized appreciation (depreciation) of:
Investment securities	2,561,041

Wholly-owned subsidiary	(997,176)

1,563,865

Net realized and unrealized gain	7,454,027

Net increase in net assets resulting from operations	$6,612,667

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Commodities Strategy Fund

Statement of Changes in Net Assets

For the years ended July 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(841,360)	$(115,014)

Net realized gain (loss)	5,890,162	(28,980,829)

Change in net unrealized appreciation	1,563,865	6,573,316

Net increase (decrease) in net assets resulting from operations	6,612,667	(22,522,527)

Distributions to shareholders from net investment income:
Class A	—	(101,971)

Class C	—	(34,014)

Class R	—	(1,653)

Class Y	—	(799,662)

Total distributions from net investment income	—	(937,300)

Net increase in net assets resulting from share transactions	52,327,891	7,737,744

Net increase (decrease) in net assets	58,940,558	(15,722,083)

Net Assets:
Beginning of year	45,036,974	60,759,057

End of year (Includes undistributed net investment income (loss) of $(1,459,590) and $(618,230), respectively)	$103,977,532	$45,036,974

Notes to Financial Statements

July 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Commodities Strategy Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds, (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Commodities Alpha Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Series Funds. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A and Class W shares received Class A shares of the Fund; holders of the Acquired Fund’s Class B, Class C and Class R shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class Y shares of the Fund. Information for the Acquired Fund’s — Class W and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, throughout this report.
  The Fund’s investment objective is long-term total return.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Investment in Invesco Cayman Commodity Fund II Ltd. — The Fund may invest up to 25% of its total assets in Invesco Cayman Commodity Fund II Ltd (the “Subsidiary”), a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest primarily in commodity swaps and other commodity-linked derivatives.
The Fund does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Fund’s Schedule of Investments. Unrealized appreciation or depreciation on the Fund’s investment in the Subsidiary is recorded in the Fund’s Statement of Assets and Liabilities and the Fund’s Statement of Operations as unrealized gain or loss. Distributions received from the Subsidiary are recorded as income on the ex-dividend date. For the year ended July 31, 2010, the Fund did not receive any distributions from the Subsidiary.

12        Invesco Commodities Strategy Fund

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.
B.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary’s schedule of investments.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
C.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

13        Invesco Commodities Strategy Fund

D.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
E.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
F.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
G.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
H.	Accounting Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.
Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.
K.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to the Reorganization, the Acquired Fund paid an advisory fee of $352,054 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rate of 0.80% from August 1, 2009 to September 30, 2009 and 0.50% from October 1, 2009 to May 31, 2010 of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B,

14        Invesco Commodities Strategy Fund

Class C, Class R, Class Y and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012.
  Prior to June 1, 2010, MSIA had voluntarily agreed to waive administrative fees to the extent such operating expenses exceeded 1.00% for each of Class A, Class C, Class I, Class R and Class W shares of the Acquired Fund’s average daily net assets.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the period ended July 31, 2010, MSIA waived advisory fees of $48,699.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees. Prior to the Reorganization, the Acquired Fund paid an administration fee of $52,746 to Morgan Stanley Services Company Inc.
  Also, the Trust has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended July 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees. Prior to the Reorganization, the Acquired Fund paid $38,165 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class C, Class R and Class W shares. Pursuant to such agreements, the Acquired Fund paid $158,867 to MSDI. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to July 31, 2010, IDI advised the Fund that IDI retained $258 in front-end sales commissions from the sale of Class A shares and $2, $3,798 and $3 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to June 1, 2010, MSDI retained $22,893 in front-end sales commissions from the sale of Class A shares and $3,038, $17,482 and $1,736 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

15        Invesco Commodities Strategy Fund

  The following is a summary of the tiered valuation input levels, as of July 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Commodity-Linked Securities	$—	$33,392,339	$—	$33,392,339

Wholly-Owned Subsidiary	—	20,867,104	—	20,867,104

Money Market Funds	46,670,678	—	—	46,670,678

Total Investments	$46,670,678	$54,259,443	$—	$100,930,121

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended July 31, 2010 and 2009:

	2010	2009

Ordinary income	$—	$937,300

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$2,418,162

Net unrealized appreciation — investments	(3,250,694)

Temporary book/tax differences	(66,305)

Post-October deferrals	(1,935,894)

Capital loss carryforward	(15,580,949)

Shares of beneficial interest	122,393,212

Total net assets	$103,977,532

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to disallowed gains on partial sales of the Subsidiary.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of trustee retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

16        Invesco Commodities Strategy Fund

  The Fund has a capital loss carryforward as of July 31, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

July 31, 2016	$898,802

July 31, 2017	14,148,159

July 31, 2018	533,988

Total capital loss carryforward	$15,580,949

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2010 was $77,117,980 and $50,579,310, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$—

Aggregate unrealized (depreciation) of investment securities	(3,250,694)

Net unrealized appreciation (depreciation) of investment securities	$(3,250,694)

Cost of investments for tax purposes is $104,180,815.

17        Invesco Commodities Strategy Fund

NOTE 8—Share Information

	Summary of Share Activity

	For the year ended		For the year ended
	July 31, 2010(a)		July 31, 2009
	Shares	Amount	Shares	Amount

Class A
Sold	133,071	$2,443,431	218,913	$4,050,402

Conversion from Class B	36,656	658,711	—	—

Reinvestment of dividends and distributions	—	—	6,454	101,971

Issued in connection with acquisition(b)	4,398,198	77,188,378	—	—

Redeemed	(699,405)	(12,740,711)	(135,897)	(2,533,229)

Net increase — Class A	3,868,520	67,549,809	89,470	1,619,144

Class B(c)
Conversion to Class A	(36,975)	(658,711)	—	—

Issued in connection with acquisition(b)	877,143	15,297,433	—	—

Redeemed	(226,105)	(4,074,288)	—	—

Net increase — Class B	614,063	10,564,434	—	—

Class C
Sold	22,326	415,210	34,318	746,919

Reinvestment of dividends and distributions	—	—	2,147	34,014

Issued in connection with acquisition(b)	410,565	7,160,253	—	—

Redeemed	(135,446)	(2,455,114)	(77,181)	(1,495,339)

Net increase (decrease) — Class C	297,445	5,120,349	(40,716)	(714,406)

Class R
Sold	913	17,280	565	10,013

Reinvestment of dividends and distributions	—	—	105	1,653

Redeemed	(5,048)	(93,014)	—	—

Net increase (decrease) — Class R	(4,135)	(75,734)	670	11,666

Class Y
Sold	192,434	3,531,920	493,687	8,938,730

Reinvestment of dividends and distributions	—	—	50,557	798,801

Issued in connection with acquisition(b)	304,313	5,352,859	—	—

Redeemed	(2,169,421)	(40,907,849)	(175,274)	(2,916,191)

Net increase (decrease) — Class Y	(1,672,674)	(32,023,070)	368,970	6,821,340

Institutional(c)
Sold	96,495	1,718,197	—	—

Reinvestment of dividends and distributions	—	—	—	—

Redeemed	(29,935)	(526,094)	—	—

Net increase — Institutional Class	66,560	1,192,103	—	—

Net increase in share activity	3,169,779	$52,327,891	418,394	$7,737,744

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 76% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	As of the open of business on February 8, 2010, the Acquired Fund acquired all the net assets of Morgan Stanley Natural Resource Development Securities Inc. pursuant to a plan of reorganization approved by the Trustees of the Acquired Fund on September 24, 2009 and by the shareholders of Morgan Stanley Natural Resource Development Securities Inc. on January 12, 2010. The acquisition was accomplished by a tax-free exchange of 5,990,219 shares of the Acquired Fund for 9,831,116 shares outstanding of Morgan Stanley Natural Resource Development Securities Inc. as of the close of business on February 5, 2010. Each class of Morgan Stanley Natural Resource Development Securities Inc. was exchanged for the like class of shares of the Acquired Fund based on the relative net asset value of Morgan Stanley Natural Resource Development Securities Inc. to the net asset value of the Acquired Fund on the close of business, February 5, 2010. Morgan Stanley Natural Resource Development Securities Inc.’s net assets at that date of $104,998,923 was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $42,605,601.
(c)	Commencement date of February 5, 2010 and June 1, 2010 for Class B and Institutional Class, respectively.

18        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Year ended July 31,
	2010		2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$18.19		$29.55		$30.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.18)		(0.07)		0.10

Net realized and unrealized gain (loss)	0.44		(10.90)		(0.55)

Total income (loss) from investment operations	0.26		(10.97)		(0.45)

Less dividends from net investment income	—		(0.39)		—

Net asset value, end of period	$18.45		$18.19		$29.55

Total return(c)	1.43%		(36.93)%		(1.50)%

Net assets, end of period, (000’s)	$77,046		$5,528		$6,342

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	1.15	%(d)	1.45	%(e)	1.38	%(e)(f)

Expenses without fee waivers and/or expense reimbursements	1.21	%(d)	2.53	%(e)	1.38	%(e)(f)

Net investment income (loss)	(1.00	)%(d)	(0.41	)%(e)(g)	1.27	%(e)(f)

Rebate from affiliates	—		0.05%		0.00	%(f)(h)

Supplemental data:
Portfolio turnover(i)	131%		225%		6%

(a)	Commencement date of April 30, 2008.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $40,698.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates.”
(f)	Annualized.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was (1.48)% for the year ended July 31, 2009.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

19        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights—(continued)

	Class B
	Period ended
	July 31, 2010(a)

Selected per share data:
Net asset value, beginning of period	$17.44

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.15)

Net realized and unrealized gain	0.98

Total income from investment operations	0.83

Net asset value, end of period	$18.27

Total return(c)	4.76%

Net assets, end of period, (000’s)	$11,221

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	1.90	%(d)

Expenses without fee waivers and/or expense reimbursements	1.96	%(d)

Net investment income (loss)	(1.75	)%(d)

Supplemental data:
Portfolio turnover(e)	131%

(a)	Commencement date of February 5, 2010.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6,353.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

20        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights—(continued)

	Class C
	Year ended July 31,
	2010		2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$18.15		$29.47		$30.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.32)		(0.21)		0.04

Net realized and unrealized gain (loss)	0.44		(10.86)		(0.57)

Total income (loss) from investment operations	0.12		(11.07)		(0.53)

Less dividends from net investment income	—		(0.25)		—

Net asset value, end of period	$18.27		$18.15		$29.47

Total return(c)	0.66%		(37.47)%		(1.70)%

Net assets, end of period, (000’s)	$7,859		$2,408		$5,111

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	1.90	%(d)	2.22	%(e)	2.13	%(e)(f)

Expenses without fee waivers and/or expense reimbursements	1.96	%(d)	3.30	%(e)	2.13	%(e)(f)

Net investment income (loss)	(1.75	)%(d)	(1.17	)%(e)(g)	0.53	%(e)(f)

Rebate from affiliates	—		0.05%		0.00	%(f)(h)

Supplemental data:
Portfolio turnover(i)	131%		225%		6%

(a)	Commencement date of April 30, 2008.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,428.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates.”
(f)	Annualized.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was (2.25)% for the year ended July 31, 2009.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights—(continued)

	Class R
	Year ended July 31,
	2010		2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$18.18		$29.53		$30.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.23)		(0.12)		0.03

Net realized and unrealized gain (loss)	0.44		(10.90)		(0.50)

Total income (loss) from investment operations	0.21		(11.02)		(0.47)

Less dividends from net investment income	—		(0.33)		—

Net asset value, end of period	$18.39		$18.18		$29.53

Total return(c)	1.16%		(37.13)%		(1.57)%

Net assets, end of period, (000’s)	$27		$102		$146

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	1.40	%(d)	1.72	%(e)	1.68	%(e)(f)

Expenses without fee waivers and/or expense reimbursements	1.46	%(d)	2.80	%(e)	1.68	%(e)(f)

Net investment income (loss)	(1.25	)%(d)	(0.67	)%(e)(g)	0.39	%(e)(f)

Rebate from affiliates	—		0.05%		0.00	%(f)(h)

Supplemental data:
Portfolio turnover(i)	131%		225%		6%

(a)	Commencement date of April 30, 2008.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $92.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates.”
(f)	Annualized.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expense reimbursements was (1.75)% for the year ended July 31, 2009.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

22        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights—(continued)

	Class Y
	Year ended July 31,
	2010		2009		2008(a)

Selected per share data:
Net asset value, beginning of period	$18.21		$29.57		$30.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.14)		(0.03)		0.07

Net realized and unrealized gain (loss)	0.45		(10.91)		(0.50)

Total income (loss) from investment operations	0.31		(10.94)		(0.43)

Less dividends from net investment income	—		(0.42)		—

Net asset value, end of period	$18.52		$18.21		$29.57

Total return(c)	1.70%		(36.77)%		(1.47)%

Net assets, end of period, (000’s)	$6,591		$36,939		$49,066

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	0.90	%(d)	1.22	%(e)	1.19	%(e)(f)

Expenses without fee waivers and/or expense reimbursements	0.96	%(d)	2.30	%(e)	1.19	%(e)(f)

Net investment income (loss)	(0.75	)%(d)	(0.17	)%(e)(g)	0.88	%(e)(f)

Rebate from affiliates	—		0.05%		0.00	%(f)(h)

Supplemental data:
Portfolio turnover(i)	131%		225%		6%

(a)	Commencement date of April 30, 2008.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $29,786.
(e)	The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates.”
(f)	Annualized.
(g)	Ratio of net investment income (loss) to average net assets without fee waivers and/or expenses absorbed was (1.25)% for the year ended July 31, 2009.
(h)	Amount is less than 0.005%.
(i)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

23        Invesco Commodities Strategy Fund

NOTE 9—Financial Highlights—(continued)

	Institutional Class
	Period ended
	July 31, 2010(a)

Selected per share data:
Net asset value, beginning of period	$17.29

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)

Net realized and unrealized gain	1.26

Total income from investment operations	1.24

Net asset value, end of period	$18.53

Total return(c)	7.17%

Net assets, end of period, (000’s)	$1,233

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	0.89	%(d)

Expenses without fee waivers and/or expense reimbursements	0.95	%(d)

Net investment income (loss)	(0.74	)%(d)

Supplemental data:
Portfolio turnover(e)	131%

(a)	Commencement date of June 1, 2010.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $168.
(e)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year.

NOTE 10—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). In connection with the organization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

24        Invesco Commodities Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Commodities Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Commodities Strategy Fund (formerly known as Morgan Stanley Commodities Alpha Fund; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

September 23, 2010
Houston, Texas

25        Invesco Commodities Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2010 through July 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(02/01/10)	(07/31/10)[1]	Period[2]	(07/31/10)	Period[2,3]	Ratio
A	$1,000.00	$1,033.00	$5.60	$1,019.29	$5.56	1.11%

B	1,000.00	1,048.20	9.24	1,015.57	9.30	1.86

C	1,000.00	1,028.70	9.36	1,015.57	9.30	1.86

R	1,000.00	1,030.80	6.85	1,018.05	6.80	1.36

Y	1,000.00	1,034.00	4.34	1,020.53	4.31	0.86

Institutional	1,000.00	1,071.70	1.44	1,020.68	4.16	0.83

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2010 through July 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. For the Class B and Institutional Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 177 (as of close of business February 5, 2010, through July 31, 2010)/365 and 61 (as of close of business June 1, 2010, through July 31, 2010)/365, respectively. Because the Class B and Institutional Class shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class B and Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

26        Invesco Commodities Strategy Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Commodities Strategy Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund, (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund, and (iii) a Temporary Investment Services Agreement (TISA) by and among Invesco Advisers and Morgan Stanley Investment Management Limited (the MS Sub-Adviser) for the possible provision of temporary investment services to the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers, the Affiliated Sub-Advisers and the MS Sub-Adviser under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers and MS Sub-Adviser
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations.
  In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.
  The Board considered that the TISA is necessary because certain portfolio managers cannot be migrated to the Invesco Advisers front-end compliance system immediately upon reorganization with the Acquired Fund. The TISA permits those portfolio managers, who will remain employed by the MS Sub-Adviser for a temporary period following the reorganization with the Acquired Fund, to continue to be primarily responsible for the day-to-day management of the Fund. The Board considered that the MS Sub-Adviser had managed the Acquired Fund and that the board of the Acquired Fund had approved an investment advisory agreement with the MS Sub-Adviser. The Board concluded that the nature, extent and quality of the services to be provided by the MS Sub-Adviser are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as the Board was not advised whether an Affiliated Sub-Adviser would manage assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates. The Board also noted that the sub-advisory fees paid under the TISA have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rates, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these

27        Invesco Commodities Strategy Fund

obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations. Given the temporary nature of the TISA, the Board did not consider the profitability of the MS Sub-Adviser.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

28        Invesco Commodities Strategy Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Commodities Alpha Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	4,627,440	214,616	203,381	0

29        Invesco Commodities Strategy Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan [1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)	214	None

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.	214	None

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	214	ACE Limited (insurance company); and Investment Company Institute

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers – (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

T-2

Trustees and Officers – (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein – 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk – 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr – 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley – 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Kevin M. Carome – 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A	N/A

T-3

Trustees and Officers – (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/or	Principal Occupation(s)	Overseen	Other Directorship(s)
Position(s) Held with the Trust	Officer Since	During Past 5 Years	by Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4

Invesco Cayman Commodity Fund II Ltd.

Annual Financial Statements with Report of
Independent Registered Public Accounting Firm

July 31, 2010
(Expressed in United States Dollars)

A-1

Schedule of Investments

July 31, 2010

	Shares	Value

Exchange-Traded Notes–43.1%
PowerShares DB Gold Fund(a) (Cost $9,241,942)	214,600	$8,998,178

	Repurchase
	Amount
Repurchase Agreements–28.5%
State Street Bank and Trust Co., 0.01%, 08/02/10(b) Agreement dated 07/30/10, maturing value $5,939,161 (collateralized by U.S. Treasury obligation valued at 6,059,295; 3.13%, 04/30/17) (Cost $5,939,156)	$5,939,161	5,939,156

	Principal
	Amount
U.S. Treasury Obligations–23.9%
U.S Treasury Bills, 0.14%, 09/02/10(c)(d) (Cost $4,999,280)	$5,000,000	4,999,280

TOTAL INVESTMENTS–95.5% (Cost $20,180,378)		19,936,614

OTHER ASSETS LESS LIABILITIES–4.5%		930,490

NET ASSETS–100%		$20,867,104

Notes to Schedule of Investments:

(a)	Not an affiliate of the Fund or its investment adviser.
(b)	Principal amount equals value at period end. See Note 1I.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)	A portion of the principal balance was pledged as collateral for open swap agreements. See Note 1K and Note 4.

Open Futures Contracts and Swap Agreements at Period-End
Futures Contracts
				Unrealized
	Number of	Month/		Appreciation
Contract	Contracts	Commitment	Value	(Depreciation)

Coffee C Futures	8	September-2010/Long	$528,900	$35,906

Copper LME Futures	31	December-2010/Long	5,661,763	679,288

Light Sweet Crude Oil Futures	65	January-2011/Long	5,268,900	427,973

Silver Futures	4	September-2010/Long	360,060	5,560

Subtotal			$11,819,623	$1,148,727

Copper LME Futures	3	August-2010/Short	(546,131)	(66,413)

Corn Futures	21	December-2010/Short	(427,088)	(23,100)

Light Sweet Crude Oil Futures	29	September-2010/Short	(2,289,550)	(184,631)

Soybean Futures	12	November-2010/Short	(603,000)	(59,487)

Soybean Oil Futures	25	December-2010/Short	(608,250)	(57,000)

Wheat Futures	13	September-2010/Short	(429,975)	(103,288)

Subtotal			$(4,903,994)	$(493,919)

Subtotal Futures Contracts				$654,808

		Notional		Unrealized
		Amount	Termination	Appreciation
Swap Agreements	Counterparty	(000’s)	Date	(Depreciation)

Receive a floating rate equal to 3-month U.S. T-Bill auction high rate and pay a return equal to Dow Jones-UBS Index Total Return plus 25 basis points	Goldman Sachs	$3,503	July-2011	$(192,531)

Receive a return equal to Goldman Sachs Soybean Meal Total Return Strategy and pay a floating rate based on 3-month U.S. T-Bill auction high rate plus 30 basis points	Goldman Sachs	6,026	July-2011	0

Subtotal Swap Agreements		$9,529		$(192,531)

Total				$462,277

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

A-2        Invesco Cayman Commodity Fund II Ltd.

Statement of Assets and Liabilities

July 31, 2010

Assets:
Investments, at value (Cost $14,241,222)	$13,997,458

Repurchase agreements, at value and cost	5,939,156

Total investments (Cost $20,180,378)	19,936,614

Receivable for:
Swap agreements closed	532,744

Variation margin	654,808

Total Assets	21,124,166

Liabilities:
Payable for:
Futures collateral due to brokers	61,321

Accrued fees to affiliates	1,268

Accrued other operating expenses	1,942

Unrealized depreciation on swap agreements	192,531

Total liabilities	257,062

Net assets	$20,867,104

Net assets consist of:
Shares of beneficial interest	$25,945,037

Undistributed net investment income	54,249

Undistributed net realized gain (loss)	(5,350,415)

Unrealized appreciation	218,233

$20,867,104

Net assets	$20,867,104

Shares outstanding (5,000,000 shares authorized, $0.01 par value)	2,677,282

Net asset value, redemption price per share and offering price per share	$7.79

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

A-3        Invesco Cayman Commodity Fund II Ltd.

Statement of Operations

For the year ended July 31, 2010

Interest Income	$11,184

Expenses
Advisory fees	12,050

Administrative services fees	9,313

Custodian fees	7,279

Transfer agent fees	358

Professional services fees	2,907

Total expenses	31,907

Less: Fees waived and expenses reimbursed	(20,096)

Net expenses	11,811

Net investment income (loss)	(627)

Realized and unrealized gain (loss) from:
Realized gain from:
Swap agreements	2,784,425

Futures contracts	476,722

3,261,147

Change in net unrealized appreciation (depreciation) of:
Investment securities	(243,764)

Swap agreements	(1,559,137)

Futures contracts	667,250

(1,135,651)

Net realized and unrealized gain	2,125,496

Net increase in net assets resulting from operations	$2,124,869

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

A-4        Invesco Cayman Commodity Fund II Ltd.

Statement of Changes in Net Assets

For the years ended July 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$(627)	$33,158

Net realized gain (loss)	3,261,147	(9,207,930)

Net change in unrealized appreciation (depreciation)	(1,135,651)	2,196,580

Net increase (decrease) in net assets resulting from operations	2,124,869	(6,978,192)

Net increase in net assets resulting from share transactions	8,750,446	9,475,285

Net increase in net assets	10,875,315	2,497,093

Net Assets:
Beginning of year	9,991,789	7,494,696

End of Year (Including undistributed net investment income of $54,249 and $54,876, respectively)	$20,867,104	$9,991,789

Notes to Financial Statements

July 31, 2010

NOTE 1—Significant Accounting Policies

Invesco Cayman Commodity Fund II Ltd. (the “Fund”), is organized as a Cayman Islands Company Limited by Shares. The Fund will invest primarily in commodity swaps and other commodity-linked derivatives.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Commodities Alpha Fund (Cayman), Ltd. (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s shares received shares of the Fund. As of July 31, 2010, 100% of the Fund was owned by Invesco Commodities Strategy Fund.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

A-5        Invesco Cayman Commodity Fund II Ltd.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.
E.	Federal Income Taxes — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gain taxes. No such taxes are levied in the Cayman Islands at the present time. The Fund is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.
F.	Accounting Estimates — The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a basis. All inter-company accounts and transactions have been eliminated in consolidation.
In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Fund’s Declaration of Trust, each Trustee, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H.	Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets and changes in the applicable interest rates. ETNs are subject to credit risk, including the credit risk of the issuer.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are securities consistent with the Fund’s investment objectives and may consist of U.S. Government Securities, U.S. Government Sponsored Agency Securities and/or, Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

A-6        Invesco Cayman Commodity Fund II Ltd.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.
Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.
A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement.
Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.
Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

A-7        Invesco Cayman Commodity Fund II Ltd.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a contract with Invesco Advisers, Inc. (the “Adviser” or “Invesco”) whereby the Adviser provides investment advisory and other services to the Fund. In consideration of these services, the Fund pays an advisory fee to the Adviser at the annual rate of 0.50% of the Fund’s average daily net assets. Prior to the Reorganization, the Acquired Fund was not charged a separate advisory fee.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  For the period ended July 31, 2010, Morgan Stanley Investments Advisors Inc. waived advisory fees of $12,050 and reimbursed expenses of $8,046.
  The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended July 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees. Prior to the Reorganization, the Acquired Fund was not charged a separate administrative services fee.
  Also, the Fund has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Fund’s Board of Trustees. For the year ended July 31, 2010, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Certain officers and trustees of the Fund are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of July 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Exchange-Traded Notes	$8,998,178	$—	$—	$8,998,178

U.S. Treasury Securities	—	4,999,280	—	4,999,280

Repurchase Agreements	—	5,939,156	—	5,939,156

	$8,998,178	$10,938,436	$—	$19,936,614

Futures*	654,808	—	—	654,808

Swap Agreements*	—	(192,531)	—	(192,531)

Total Investments	$9,652,986	$10,745,905	$—	$20,398,891

*	Unrealized appreciation (depreciation).

A-8        Invesco Cayman Commodity Fund II Ltd.

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of July 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Commodity risk
Swap agreements(a)	$—	$(192,531)

Commodity risk
Futures contracts(b)	1,148,727	(493,919)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.
(b)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Instruments for the year ended July 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
		Swap
	Futures*	Agreements*

Realized Gain
Commodity risk	$—	$2,784,425

Commodity risk	476,722	—

Change in Unrealized Appreciation (Depreciation)
Commodity risk	—	(1,559,137)

Commodity risk	667,250	—

Total	$1,143,972	$1,225,288

*	The average value of futures and swap agreements during the period was $39,705,654 and $90,127,955, respectively.

A-9        Invesco Cayman Commodity Fund II Ltd.

NOTE 5—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2010 was $9,241,242 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$—

Aggregate unrealized (depreciation) of investment securities	(243,764)

Net unrealized appreciation (depreciation) of investment securities	$(243,764)

Cost of investments is the same for tax and financial statement purposes.

NOTE 6—Share Information

	For the year		For the year
	ended		ended
	July 31, 2010		July 31, 2009
	Shares	Amount	Shares	Amount

Sold	3,320,845	$24,405,184	2,186,069	$17,996,025

Redeemed	(1,932,142)	(15,654,738)	(1,155,411)	(8,520,740)

Net increase in share activity	1,388,703	$8,750,446	1,030,658	$9,475,285

NOTE 7—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	For the year ended
	2010		2009	2008(a)

Selected per share data:
Net asset value, beginning of period	$7.75		$29.06	$30.00

Income (loss) from investment operations:
Net investment income (loss)(b)	(0.00)		0.03	0.08

Net realized and unrealized gain (loss)	0.04		(21.34)	(1.02)

Total income (loss) from investment operations	0.04		(21.31)	(0.94)

Net asset value, end of period	$7.79		$7.75	$29.06

Total return(c)	0.52%		(73.33)%	(3.13)%

Net assets, end of period, (000’s)	$20,867		$9,992	$7,495

Ratios to average net assets:
Expenses with fee waivers and/or expense reimbursements	0.08	%(d)	0.00%	0.00	%(e)

Expenses without fee waivers and/or expense reimbursements	0.22	%(d)	1.04%	0.92	%(e)

Net investment income (loss)	(0.01	)%(d)	0.44%	1.02	%(e)

(a)	Commencement date of April 30, 2008.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s ommitted) of $14,168.
(e)	Annualized.

A-10        Invesco Cayman Commodity Fund II Ltd.

NOTE 8—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). In connection with the organization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

A-11        Invesco Cayman Commodity Fund II Ltd.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of Invesco Cayman Commodity Fund II Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Cayman Commodity Fund II Ltd. (formerly known as Morgan Stanley Commodities Alpha Fund (Cayman), Ltd., hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 29, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

September 23, 2010
Houston, Texas

A-12        Invesco Cayman Commodity Fund II Ltd.

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Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-CALP-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders July 31, 2010 Invesco Health Sciences Fund 2 Letters to Shareholders 4 Performance Summary 4 Management Discussion 6 Long-Term Fund Performance 8 Supplemental Information 9 Schedule of Investments 11 Financial Statements 13 Notes to Financial Statements 20 Financial Highlights 23 Auditor’s Report 24 Fund Expenses 25 Approval of Investment Advisory and Sub-Advisory Agreements 27 Tax Information 28 Results of Proxy T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
I’m pleased to present this report on your Fund’s performance for the 12 months ended July 31, 2010. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     At Invesco, we’re committed to providing you with timely information about market conditions, answering questions you may have about your investments and offering outstanding customer service. At our website, invesco.com/us, you can obtain unique market perspectives, useful investor education information and your Fund’s most recent quarterly commentary.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Health Sciences Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Health Sciences Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley Health Sciences Trust was reorganized into Invesco Health Sciences Fund. On June 25, 2010, Derek Tanner and Dean Dillard assumed responsibility for the Fund. A listing of your Fund’s managers appears later in this report.
     Equity markets produced positive results and the economy showed signs of improvement during the fiscal year ended July 31, 2010. Class A shares of Invesco Health Sciences Fund, at net asset value (NAV), underperformed the Fund’s broad market index, the S&P 500 Index, as health care stocks in general lagged the broad market.
     However, the Fund’s Class A shares at NAV outperformed its style-specific index, the S&P 500 Health Care Index, largely due to stock selection in pharmaceuticals and an overweight exposure to the managed health care industry.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 7/31/09 to 7/31/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.89%

Class B Shares	4.05

Class C Shares	4.15

Class Y Shares	5.15

S&P 500 Index▼ (Broad Market Index)	13.84

S&P 500 Health Care Index▼ (Style-Specific Index)	4.30

Lipper Health/Biotechnology Funds Index▼ (Peer Group Index)	6.60

▼	Lipper Inc.

How we invest
As noted above, effective June 25, 2010, the management team for Invesco Health Sciences Fund changed. The investment process under the new team is described below.
     We seek health care stocks of all market capitalizations from around the world that we believe are attractively priced and have the potential to benefit from long-term earnings and cash flow growth.
     We invest primarily in four segments of the health care sector: pharmaceuticals, biotechnology, medical technology and health services. Suitable investments in this universe exhibit strong fundamentals and earnings, coupled with healthy growth prospects. We assess the long-term commercial potential of each company’s current and prospective products, particularly those that fill unaddressed market needs.
     We manage risk by:
■	Maintaining exposure to all health care subsectors.

■	Diversifying the portfolio across 50 to 80 holdings.

■	Limiting the size of investment in any single position according to its risk profile.

■	Investing in international companies, which may have lower correlations to the U.S. stock market.
     We reassess our holdings when:
■	We identify a more attractive investment opportunity.

■	We foresee a deterioration of a company’s fundamentals.

■	A company fails to execute on its plan.

■	A step-down in management team quality occurs.

■	A stock’s price target has been met.

Market conditions and your Fund
The U.S. economy showed signs of improvement during the Fund’s fiscal year, potentially indicating that the economy has transitioned from a contraction phase into an expansionary phase. Nevertheless, the pace of recovery remained modest and the transition from government stimulus-induced growth to private economic recovery was uncertain.
     The U.S. Federal Reserve’s (the Fed) federal funds target rate remained low, in a range of zero to 0.25%.1 Real gross domestic product (GDP) registered positive growth during the reporting period with annualized increases of 5.0%, 3.7% and 1.6% for the fourth quarter of 2009, and the first and second quarters of 2010, respectively.2 Inflation, measured by the seasonally-adjusted Consumer Price Index (CPI), remained relatively benign. While labor markets improved as layoffs moderated, new hiring remained weak. Unemployment, after climbing steadily throughout 2009, fell slightly during the first half of 2010 to a rate of 9.5% nationwide, as of July 2010.3
     Against this backdrop, industrials, consumer discretionary and financials were among the best performing sectors of the S&P 500 Index.4 Conversely, health care, energy and telecommunication services were the weakest performing sectors during the fiscal year ended July 31, 2010.4
     Relative to the S&P 500 Health Care Index, security selection in pharmaceuticals and an overweight position in managed health care stocks aided the Fund’s outperformance relative to the benchmark index. On the other hand,

Portfolio Composition
By sector

Health Care	89.9%

Consumer Staples	5.4

Financials	1.0

Money Market Funds Plus Other Assets Less Liabilities	3.7

Top 10 Equity Holdings*

1.	Gilead Sciences, Inc.	4.5%

2.	CVS Caremark Corp.	4.4

3.	Amgen, Inc.	4.3

4.	Thermo Fisher Scientific, Inc.	4.0

5.	Roche Holding AG	3.9

6.	Abbott Laboratories	3.6

7.	Genzyme Corp.	3.1

8.	Johnson & Johnson	2.7

9.	WellPoint, Inc.	2.5

10.	Aetna, Inc.	2.4

Total Net Assets	$138.7 million

Total Number of Holdings*	57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Health Sciences Fund

stock selection in life sciences tools and services and an overweight in health care services stocks detracted from the Fund’s relative performance.
     Top contributors to the Fund’s absolute performance during the fiscal year were medical device maker Medtronic and specialty pharmaceutical company Shire. Medtronic was no longer held by the Fund at the end of the fiscal year. Top detractors during the period included Dendreon, a pharmaceutical company with a focus on cancer vaccines, and Grifols, a multinational health care company. Dendreon and Grifols were no longer held at the end of the fiscal year.
     Given several failed attempts to nationalize health care in the past, we have long believed that a massive health care overhaul was unlikely. After more than a year of debate, Congress approved and, in March 2010, the president signed into law a package of health care reforms somewhat more modest than when the plan was initially proposed. It’s important to note that not all health care companies will be affected by health care reform in the same way. Certain industries, such as health care equipment and biotechnology, are less exposed.
     We tend to believe the future of health care is in biotechnology rather than pharmaceuticals. Therefore, we have significantly trimmed the Fund’s exposure to pharmaceuticals as many firms face looming patent expirations with limited drug pipelines. Along the same lines, we increased exposure to biotech, with an emphasis in profitable large-cap companies that are generating sufficient free cash flow rather than small-cap start-ups that typically lack liquidity and earnings.
     Our focus is on companies with new product cycles, less reimbursement risk and less competition. The majority of the Fund is invested in domestic stocks, where we have found more companies that fit our fundamental selection. The Fund’s international weight is focused mainly on European large-cap pharmaceuticals, which have fewer patent expiration concerns.
     As always, thank you for your continued investment in Invesco Health Sciences Fund.
1 U.S. Federal Reserve
2 Bureau of Economic Analysis
3 Bureau of Labor Statistics
4 Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Derek Taner
Chartered Financial Analyst, portfolio manager, is manager of Invesco Health Sciences Fund. Mr. Taner joined Invesco in 2005. He began his investment career in 1993. Mr. Taner earned a B.S. in business administration with an emphasis in accounting and finance and an M.B.A. from the Haas School of Business at the University of California (Berkeley).
Dean Dillard
Chartered Financial Analyst, portfolio manager, is manager of Invesco Health Sciences Fund. Mr. Dillard joined Invesco in 2000. He earned a B.S. in corporate finance from the University of Alabama and an M.B.A. from the Owen School of Business at Vanderbilt University.

5	Invesco Health Sciences Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Class Since Inception
Fund data from 10/30/92, index data from 10/31/92

1	Lipper Inc.

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Health Sciences Fund

Average Annual Total Returns
As of 7/31/10, including maximum applicable sales charges

Class A Shares

Inception (7/28/97)	6.89%

10 Years	2.13

5 Years	0.66

1 Year	-0.89

Class B Shares

Inception (10/30/92)	8.46%

10 Years	2.08

5 Years	0.82

1 Year	-0.90

Class C Shares

Inception (7/28/97)	6.56%

10 Years	1.95

5 Years	1.06

1 Year	3.16

Class Y Shares

Inception (7/28/97)	7.59%

10 Years	2.95

5 Years	2.06

1 Year	5.15
Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Health Sciences Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor Fund and Invesco Health Sciences Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 6/30/10, the most recent calendar quarter-end including maximum applicable sales charges.

Class A Shares

Inception (7/28/97)	6.81%

10 Years	1.79

5 Years	1.83

1 Year	3.39

Class B Shares

Inception (10/30/90)	3.75%

10 Years	1.74

5 Years	2.00

1 Year	3.66

Class C Shares

Inception (7/28/97)	6.49%

10 Years	1.60

5 Years	2.23

1 Year	7.63

Class Y Shares

Inception (7/28/97)	7.52%

10 Years	2.60

5 Years	3.23

1 Year	9.65
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.62%, 2.37%, 2.37% and 1.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Health Sciences Fund

Invesco Health Sciences Fund’s investment objective is capital appreciation.
■	Unless otherwise stated, information presented in this report is as of July 31, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective September 30, 2003, for qualified plans only, those previously established are eligible to purchase Class B shares of any Invesco fund. Please see the prospectus for more information.

■	Class Y shares are available only to certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

■	Because the Fund concentrates in the health sciences industry, the value of the Fund’s shares may be more volatile than mutual funds that do not similarly concentrate their investments. The health sciences industry is subject to substantial regulation and could be materially adversely affected by changes in governmental regulations. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition and advancing technological developments. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.

■	Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risk associated with investments in foreign developed countries. Hedging the Fund’s currency risk through forward foreign currency exchange contracts involves the risk of mismatching the Fund’s objectives under a forward foreign currency exchange contract with the value of securities denominated in a particular currency. There is additional risk that such transactions reduce or preclude the opportunity for gain and that currency contracts create exposure to currencies in which the Fund’s securities are not denominated.

■	The Fund may use enhanced investment techniques such as derivatives. The principal risk of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are subject to counterparty risk — the risk that the other party will not complete the transaction with the Fund.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The S&P 500 Health Care Index is an unmanaged index considered representative of the health care market.

■	The Lipper Health/Biotechnology Funds Index is an unmanaged index considered representative of health/ biotechnology funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the indexes defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the indexes.

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally organized according to the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	HCRAX
Class B Shares	HCRBX
Class C Shares	HCRCX
Class Y Shares	HCRDX

8	Invesco Health Sciences Fund

Schedule of Investments(a)

July 31, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.3%
Biotechnology–23.7%
AMAG Pharmaceuticals, Inc.(b)	19,342	$608,886

Amgen, Inc.(b)	108,462	5,914,433

Biogen Idec, Inc.(b)	36,678	2,049,567

BioMarin Pharmaceutical, Inc.(b)	123,230	2,692,576

Celgene Corp.(b)	38,828	2,141,364

Genzyme Corp.(b)	62,752	4,365,029

Gilead Sciences, Inc.(b)	186,616	6,218,045

Human Genome Sciences, Inc.(b)	54,647	1,417,543

Incyte Corp. Ltd.(b)	61,249	797,462

Myriad Genetics, Inc.(b)	50,528	733,161

Pharmasset, Inc.(b)	19,632	530,260

Savient Pharmaceuticals, Inc.(b)	101,505	1,390,619

United Therapeutics Corp.(b)	54,883	2,683,230

Vertex Pharmaceuticals, Inc.(b)	40,603	1,366,697

		32,908,872

Drug Retail–5.4%
CVS Caremark Corp.	196,593	6,033,439

Drogasil SA (Brazil)	71,700	1,492,052

		7,525,491

Health Care Distributors–1.8%
McKesson Corp.	40,258	2,529,007

Health Care Equipment–12.1%
Baxter International, Inc.	68,726	3,008,137

Boston Scientific Corp.(b)	460,826	2,580,626

CareFusion Corp.(b)	58,466	1,231,879

Covidien PLC (Ireland)	69,955	2,610,721

DexCom, Inc.(b)	46,557	519,576

Hologic, Inc.(b)	100,741	1,424,478

Hospira, Inc.(b)	42,883	2,234,204

Wright Medical Group, Inc.(b)	67,081	1,047,134

Zimmer Holdings, Inc.(b)	40,509	2,146,572

		16,803,327

Health Care Facilities–2.9%
Assisted Living Concepts, Inc. (Class A)(b)	30,348	954,748

Rhoen Klinikum AG (Germany)	132,103	3,012,631

		3,967,379

Health Care Services–8.4%
DaVita, Inc.(b)	55,710	3,193,297

Express Scripts, Inc.(b)	72,586	3,279,436

Medco Health Solutions, Inc.(b)	37,293	1,790,064

Omnicare, Inc.	57,091	1,406,151

Quest Diagnostics, Inc.	42,336	1,989,369

		11,658,317

Health Care Supplies–2.3%
Alcon, Inc. (Switzerland)	13,569	2,104,280

Immucor, Inc.(b)	57,681	1,108,629

		3,212,909

Health Care Technology–0.8%
Allscripts-Misys Healthcare Solutions, Inc.(b)	62,390	1,041,289

Life & Health Insurance–1.0%
Amil Participacoes SA (Brazil)	156,700	1,354,241

Life Sciences Tools & Services–9.5%
Gerresheimer AG (Germany)	71,585	2,615,744

Life Technologies Corp.(b)	75,387	3,240,887

Pharmaceutical Product Development, Inc.	78,196	1,897,035

Thermo Fisher Scientific, Inc.(b)	122,343	5,488,307

		13,241,973

Managed Health Care–10.0%
Aetna, Inc.	120,608	3,358,933

AMERIGROUP Corp.(b)	42,252	1,510,932

CIGNA Corp.	39,415	1,212,405

Health Net, Inc.(b)	86,821	2,044,635

UnitedHealth Group, Inc.	70,712	2,153,180

WellPoint, Inc.(b)	69,352	3,517,533

		13,797,618

Pharmaceuticals–18.4%
Abbott Laboratories	101,791	4,995,902

Allergan, Inc.	23,130	1,412,318

Bayer AG (Germany)	22,840	1,313,039

Hikma Pharmaceuticals PLC (United Kingdom)	114,850	1,290,348

Ipsen SA (France)	32,760	1,089,481

Johnson & Johnson	64,467	3,744,888

Novartis AG–ADR (Switzerland)	52,060	2,537,404

Roche Holding AG (Switzerland)	41,329	5,375,904

Shire PLC–ADR (United Kingdom)	30,950	2,131,527

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	31,960	1,561,246

		25,452,057

Total Common Stocks & Other Equity Interests (Cost $135,697,930)		133,492,480

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Health Sciences Fund

	Shares	Value

Money Market Funds–2.9%
Liquid Assets Portfolio–Institutional Class(c)	2,038,517	$2,038,517

Premier Portfolio–Institutional Class(c)	2,038,517	2,038,517

Total Money Market Funds (Cost $4,077,034)		4,077,034

TOTAL INVESTMENTS–99.2% (Cost $139,774,964)		137,569,514

OTHER ASSETS LESS LIABILITIES–0.8%		1,112,584

NET ASSETS–100.0%		$138,682,098

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Health Sciences Fund

Statement of Assets and Liabilities

July 31, 2010

Assets:
Investments, at value (Cost $135,697,930)	$133,492,480

Investments in affiliated money market funds, at value and cost	4,077,034

Total investments, at value (Cost $139,774,964)	137,569,514

Foreign currencies, at value (Cost $33,841)	34,691

Receivable for:
Investments sold	3,149,593

Dividends	229,961

Fund shares sold	30,642

Other Assets	14,512

Total assets	141,028,913

Liabilities:
Payable for:
Investments purchased	1,708,846

Fund shares reacquired	246,301

Foreign currency contracts outstanding	113,353

Accrued fees to affiliates	135,786

Accrued other operating expenses	81,728

Trustee deferred compensation and retirement plans	60,801

Total liabilities	2,346,815

Net assets applicable to shares outstanding	$138,682,098

Net assets consist of:
Shares of beneficial interest	$125,784,948

Undistributed net investment income (loss)	(60,801)

Undistributed net realized gain	15,273,941

Unrealized appreciation (depreciation)	(2,315,990)

$138,682,098

Net Assets:
Class A	$111,648,277

Class B	$19,529,881

Class C	$7,226,856

Class Y	$277,084

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	9,368,228

Class B	1,968,527

Class C	726,083

Class Y	22,073

Class A:
Net asset value per share	$11.92

Maximum offering price per share (net asset value of $11.92 divided by 94.50%)	$12.61

Class B:
Net asset value and offering price per share	$9.92

Class C:
Net asset value and offering price per share	$9.95

Class Y:
Net asset value and offering price per share	$12.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Health Sciences Fund

Statement of Operations

For the year ended July 31, 2010

Investment income:
Dividends (net of $23,018 foreign withholding tax)	$3,179,193

Dividends from affiliated money market funds	633

Income from securities loaned	13,132

Total investment income	3,192,958

Expenses:
Advisory fees	1,484,488

Administrative services fees	118,342

Custodian fees	31,370

Distribution fees:
Class A	303,707

Class B	312,043

Class C	83,104

Transfer agent fees	307,643

Trustees’ and officers’ fees and benefits	17,592

Other	245,957

Total expenses	2,904,246

Less: Fees waived	(1,895)

Net expenses	2,902,351

Net investment income	290,607

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	24,911,818

Foreign currencies	681,728

Foreign currency contracts	747,358

26,340,904

Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,737,799)

Foreign currencies	(1,783)

Foreign currency contracts	121,957

(17,617,625)

Net realized and unrealized gain	8,723,279

Net increase in net assets resulting from operations	$9,013,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Health Sciences Fund

Statements of Changes in Net Assets

For the years ended July 31, 2010 and 2009

	2010	2009

Operations:
Net investment income (loss)	$290,607	(247,988)

Net realized gain (loss)	26,340,904	(3,709,236)

Change in net unrealized appreciation (depreciation)	(17,617,625)	(38,793,423)

Net increase (decrease) in net assets resulting from operations	9,013,886	(42,750,647)

Distributions to shareholders from net realized gains:
Class A shares	(5,133,711)	(4,422,202)

Class B shares	(1,722,075)	(2,358,732)

Class C shares	(424,002)	(397,119)

Class Y shares	(13,820)	(13,232)

Total Distributions from net realized gains	(7,293,608)	(7,191,285)

Net increase (decrease) in net assets resulting from share transactions	(27,346,279)	(26,016,675)

Net increase (decrease) in net assets	(25,626,001)	(75,958,607)

Net Assets:
Beginning of year	164,308,099	240,266,706

End of year (Includes undistributed net investment income (loss) of $(60,801) and $(1,422,958), respectively)	$138,682,098	164,308,099

Notes to Financial Statements

July 31, 2010
(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Health Sciences Fund (the “Fund”), is a series portfolio of AIM Investment Funds (Invesco Investment Funds), formerly AIM Investment Funds, (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-six separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Health Sciences Trust (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”). Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class A, Class B, Class C and Class I shares prior to the Reorganization is included with Class A, Class B, Class C and Class Y shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is capital appreciation.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13        Invesco Health Sciences Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain/loss for investments no longer held and as unrealized gain/loss for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14        Invesco Health Sciences Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investment may tend to rise and fall more rapidly.
The health science industry is subject to substantial regulation and could be materially adversely affected by changes in governmental regulations. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition and advancing technological developments. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
L.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Health Sciences Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.92%

Next $500 million	0.87%

Over $1 billion	0.845%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $1,264,843 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s). Prior to the Reorganization, Morgan Stanley Investment Management Limited served as sub-adviser to the Acquired Fund.
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.65%, 2.40%, 2.40% and 1.40% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual operating expenses to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. The Board of Trustees or Invesco may terminate the fee waiver arrangement at any time. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended July 31, 2010, the Adviser and MSIA waived advisory fees of $134 and $1,761, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $109,986 to Morgan Stanley Services Company Inc. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, the Trust has entered into service agreements whereby State Street Bank & Trust Company (“SSB”) serves as custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $253,060 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended July 31, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $605,003 to MSDI. For the year ended July 31, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to July 31, 2010, IDI advised the Fund that IDI retained $65 in front-end sales commissions from the sale of Class A shares and $1, $1,864 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. Prior to June 1, 2010, MSDI retained $14,181 in front-end sales commissions from the sale of Class A shares and $898, $14,553 and $219 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

16        Invesco Health Sciences Fund

NOTE 3—Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of July 31, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$137,569,514	$—	$—	$137,569,514

Foreign Currency Contracts*	—	(113,353)	—	(113,353)

Total Investments	$137,569,514	$(113,353)	$—	$137,456,161

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

Value of Derivative Instruments at Period-End

The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of July 31, 2010:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Currency risk
Foreign Currency Contracts(a)	$—	$(113,353)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Foreign currency contracts outstanding.

Effect of Derivative Instruments for the year ended July 31, 2010

The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on
Statement of Operations
Foreign Currency Contracts*

Realized Gain
Currency risk	$747,358

Change in Unrealized Appreciation
Currency risk	121,957

Total	$869,315

*	The average value of foreign currency contracts outstanding during the period was $16,197,297.

17        Invesco Health Sciences Fund

Open Foreign Currency Contracts
						Unrealized
Settlement	Contract to					Appreciation
Date	Deliver		Receive		Value	(Depreciation)

08/10/10	CHF	2,681,355	USD	2,542,098	$2,574,286	$(32,188)

08/10/10	EUR	2,574,263	USD	3,273,484	3,354,649	(81,165)

Total foreign currency contracts						$(113,353)

Currency Abbreviations:
CHF	– Swiss Franc
EUR	– Euro
USD	– U.S. Dollar

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended July 31, 2010 and 2009:

	2010	2009

Ordinary income	$4,000,043	$—

Long-term capital gain	3,293,565	7,191,285

Total distributions	$7,293,608	$7,191,285

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$8,462,262

Undistributed long-term gain	7,087,579

Net unrealized appreciation (depreciation) — investments	(2,594,819)

Net unrealized appreciation — other investments	2,929

Temporary book/tax differences	(60,801)

Shares of beneficial interest	125,784,948

Total net assets	$138,682,098

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  The Fund does not have a capital loss carryforward at period-end.

18        Invesco Health Sciences Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended July 31, 2010 was $613,504,650 and $651,455,590, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$3,790,503

Aggregate unrealized (depreciation) of investment securities	(6,385,322)

Net unrealized appreciation (depreciation) of investment securities	$(2,594,819)

Cost of investments for tax purposes is $140,164,333.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on July 31, 2010, undistributed net investment income (loss) was increased by $1,071,550 and undistributed net realized gain was decreased by $1,071,550. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended July 31,
	2010(a)		2009
	Shares	Amount	Shares	Amount

CLASS A
Sold	1,065,704	$13,494,548	1,525,063	$18,041,511

Conversion from Class B	172,786	2,162,637	152,746	1,771,637

Reinvestment of dividends and distributions	388,650	5,021,354	416,863	4,343,718

Redeemed	(2,131,560)	(26,767,974)	(2,187,626)	(25,145,687)

Net increase (decrease) — Class A	(504,420)	(6,089,435)	(92,954)	(988,821)

CLASS B
Sold	44,158	472,405	190,945	2,120,090

Conversion to Class A	(206,896)	(2,162,637)	(179,445)	(1,771,637)

Reinvestment of dividends and distributions	154,082	1,665,626	259,797	2,299,204

Redeemed	(1,893,544)	(20,057,282)	(2,705,136)	(26,747,127)

Net increase (decrease) — Class B	(1,902,200)	(20,081,888)	(2,433,839)	(24,099,470)

CLASS C
Sold	19,447	210,824	66,075	725,079

Reinvestment of dividends and distributions	37,267	403,971	43,021	382,028

Redeemed	(162,354)	(1,728,555)	(204,965)	(1,990,144)

Net increase (decrease) — Class C	(105,640)	(1,113,760)	(95,869)	(883,037)

CLASS Y
Sold	1,873	25,165	1,993	22,607

Reinvestment of dividends and distributions	1,017	13,820	1,213	13,232

Redeemed	(7,503)	(100,181)	(6,821)	(81,186)

Net increase (decrease) — Class Y	(4,613)	(61,196)	(3,615)	(45,347)

Net increase (decrease) in share activity	(2,516,873)	$(27,346,279)	(2,626,277)	$(26,016,675)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 79% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

19        Invesco Health Sciences Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	For the year ended July 31,
	2010		2009		2008		2007		2006

Selected Per Share Data:
Net asset value, beginning of period	$11.84		$14.83		$17.14		$17.36		$18.79

Income (loss) from investment operations:
Net investment income (loss)(a)	0.05		0.01		(0.06)		(0.09)		(0.08)

Net realized and unrealized gain (loss)	0.57		(2.55)		1.48		1.88		0.93

Total income (loss) from investment operations	0.62		(2.54)		1.42		1.79		0.85

Less distributions from net realized gain	(0.54)		(0.45)		(3.73)		(2.01)		(2.28)

Net asset value, end of period	$11.92		$11.84		$14.83		$17.14		$17.36

Total Return(b)	4.89%		(16.71)%		8.14%		10.81%		4.44%

Net assets, end of period, (000’s)	$111,648		$116,887		$147,765		$147,232		$165,347

Ratios to Average Net Assets:
Expenses with fee waivers and/or expense reimbursements	1.62	%(c)(d)	1.65	%(d)	1.50	%(d)	1.54	%(d)	1.53%

Net investment income	0.36	%(c)(d)	0.11	%(d)	(0.41	)%(d)	(0.51	)%(d)	(0.48)%

Rebate from affiliates	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental Data:
Portfolio turnover(f)	387%		274%		47%		62%		58%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $121,489.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class B
	For the year ended July 31,
	2010		2009		2008		2007		2006

Selected Per Share Data:
Net asset value, beginning of period	$10.01		$12.72		$15.29		$15.80		$17.42

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)		(0.07)		(0.16)		(0.20)		(0.20)

Net realized and unrealized gain (loss)	0.49		(2.19)		1.32		1.70		0.86

Total income (loss) from investment operations	0.45		(2.26)		1.16		1.50		0.66

Less distributions from net realized gain	(0.54)		(0.45)		(3.73)		(2.01)		(2.28)

Net asset value, end of period	$9.92		$10.01		$12.72		$15.29		$15.80

Total Return(b)	4.05%		(17.30)%		7.30%		9.98%		3.70%

Net assets, end of period, (000’s)	$19,530		$38,740		$80,199		$110,970		$156,656

Ratios to Average Net Assets:
Expenses with fee waivers and/or expense reimbursements	2.37	%(c)(d)	2.40	%(d)	2.25	%(d)	2.29	%(d)	2.28%

Net investment loss	(0.39	)%(c)(d)	(0.64	)%(d)	(1.16	)%(d)	(1.26	)%(d)	(1.23)%

Rebate from affiliates	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental Data:
Portfolio turnover(f)	387%		274%		47%		62%		58%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $31,236.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

20        Invesco Health Sciences Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	For the year ended July 31,
	2010		2009		2008		2007		2006

Selected Per Share Data:
Net asset value, beginning of period	$10.04		$12.76		$15.33		$15.83		$17.45

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)		(0.06)		(0.16)		(0.20)		(0.20)

Net realized and unrealized gain (loss)	0.49		(2.21)		1.32		1.71		0.86

Total income (loss) from investment operations	0.45		(2.27)		1.16		1.51		0.66

Less distributions from net realized gain	(0.54)		(0.45)		(3.73)		(2.01)		(2.28)

Net asset value, end of period	$9.95		$10.04		$12.76		$15.33		$15.83

Total Return(b)	4.04%		(17.32)%		7.29%		10.03%		3.70%

Net assets, end of period, (000’s)	$7,227		$8,350		$11,834		$13,242		$16,010

Ratios to Average Net Assets:
Expenses with fee waivers and/or expense reimbursements	2.37	%(c)(d)	2.40	%(d)	2.25	%(d)	2.29	%(d)	2.25%

Net investment loss	(0.39	)%(c)(d)	(0.64	)%(d)	(1.16	)%(d)	(1.26	)%(d)	(1.20)%

Rebate from affiliates	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental Data:
Portfolio turnover(f)	387%		274%		47%		62%		58%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $8,312.
(d)	The ratios reflect the rebate of certain Portfolio expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

	Class Y
	For the year ended July 31,
	2010		2009		2008		2007		2006

Selected Per Share Data:
Net asset value, beginning of period	$12.42		$15.48		$17.72		$17.83		$19.20

Income (loss) from investment operations:
Net investment income (loss)(a)	0.08		0.04		(0.03)		(0.04)		(0.04)

Net realized and unrealized gain (loss)	0.59		(2.65)		1.52		1.94		0.95

Total income (loss) from investment operations	0.67		(2.61)		1.49		1.90		0.91

Less distributions from net realized gain	(0.54)		(0.45)		(3.73)		(2.01)		(2.28)

Net asset value, end of period	$12.55		$12.42		$15.48		$17.72		$17.83

Total Return(b)	5.06%		(16.45)%		8.28%		11.16%		4.73%

Net assets, end of period, (000’s)	$277		$331		$469		$6,844		$8,120

Ratios to Average Net Assets:
Expenses with fee waivers and/or expense reimbursements	1.37	%(c)(d)	1.40	%(d)	1.25	%(d)	1.29	%(d)	1.28%

Net investment income	0.61	%(c)(d)	0.36	%(d)	(0.16	)%(d)	(0.26	)%(d)	(0.23)%

Rebate from affiliates	0.00	%(e)	0.00	%(e)	0.00	%(e)	0.00	%(e)	—

Supplemental Data:
Portfolio turnover(f)	387%		274%		47%		62%		58%

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)	Ratios are based on average daily net assets (000’s omitted) of $320.
(d)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliate”.
(e)	Amount is less than 0.005%.
(f)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Health Sciences Fund

NOTE 12—Change in Independent Registered Public Accounting Firm

The Fund is a new fund that was formed to acquire the assets and liabilities of a predecessor fund in a shell fund reorganization (the “Reorganization”). PricewaterhouseCoopers LLP (“PWC”) was appointed as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

22        Invesco Health Sciences Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)
and Shareholders of Invesco Health Sciences Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Health Sciences Fund (formerly known as Morgan Stanley Health Sciences Trust; one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets for the year ended July 31, 2009 and the financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by other independent auditors whose report dated September 25, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

September 17, 2010
Houston, Texas

23        Invesco Health Sciences Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2010 through July 31, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(02/01/10)	(07/31/10)[1]	Period[2]	(07/31/10)	Period[2]	Ratio
A	$1,000.00	$925.50	$7.59	$1,016.91	$7.95	1.59%

B	1,000.00	921.90	11.15	1,013.19	11.68	2.34

C	1,000.00	922.20	11.15	1,013.19	11.68	2.34

Y	1,000.00	926.90	6.40	1,018.15	6.71	1.34

[1]	The actual ending account value is based on the actual total return of the Fund for the period February 1, 2010 through July 31, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24        Invesco Health Sciences Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Investment Funds (Invesco Investment Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Health Sciences Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis

25        Invesco Health Sciences Fund

by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Health Sciences Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2020:

Federal and State Income Tax

Long-Term Capital Gain Dividends	$3,293,565
Qualified Dividend Income*	23.79%
Corporate Dividends Received Deduction*	22.44%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Health Sciences Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Health Sciences Trust was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	7,005,879	393,914	459,409	0

28        Invesco Health Sciences Fund

Trustees and Officers
The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	214	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	214	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	232	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	214	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	232	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	214	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	214	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	214	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	232	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company)

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)	214	Board of Nature’s Sunshine Products, Inc.

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	214	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	214	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	214	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	214	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	214	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	232	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	214	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)	N/A	N/A

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Kevin M. Carome — 1956 Vice President	2003	General Counsel, Secretary and Senior Managing Director, Invesco Ltd.; Director, Invesco Holding Company Limited and INVESCO Funds Group, Inc.; Director and Executive Vice President, IVZ, Inc., Invesco Group Services, Inc., Invesco North American Holdings, Inc. and Invesco Investments (Bermuda) Ltd.; Director and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, The Invesco Funds; and Trustee, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Director and Chairman, Van Kampen Advisors Inc.

		Formerly: Senior Managing Director and Secretary, Invesco North American Holdings, Inc.; Vice President and Secretary, IVZ, Inc. and Invesco Group Services, Inc.; Senior Managing Director and Secretary, Invesco Holding Company Limited; Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Senior Vice President, Invesco Distributors, Inc.; Director, General Counsel and Vice President, Fund Management Company; Vice President, Invesco Aim Capital Management, Inc. and Invesco Investment Services, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Director and Vice President, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.; and Chief Executive Officer and President, INVESCO Funds Group, Inc.	N/A	N/A

Trustees and Officers —- (continued)

Number of
Funds in
Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)	N/A	N/A

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange- Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.	N/A	N/A

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company	N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103 N	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas ew York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. P.O. Box 4739 Houston, TX 77210-4739	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

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-	easy. Download, save and print files using your home computer with a few clicks of your mouse.

This service is provided by Invesco Investment Services, Inc.

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-05426 and 033-19338.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
If used after October 20, 2010, this report must be accompanied by a Quarterly Performance Review for the most recent quarter-end.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-HSCI-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed
		Applicable to Non-Audit
	Fees Billed for	Services Provided for
	Services Rendered to	fiscal year end 7/31/2010
	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval
	7/31/2010	Requirement(1)
Audit Fees	$82,900	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$21,700	0%
All Other Fees	$0	0%

Total Fees	$104,600	0%
PWC billed the Registrant aggregate non-audit fees of $21,700 for the fiscal year ended July 31, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end July 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for
	Non-Audit Services
	Rendered to Invesco
	and Invesco	Percentage of Fees Billed
	Affiliates for fiscal	Applicable to Non-Audit
	year end 7/31/2010	Services Provided for
	That Were Required	fiscal year end 7/31/2010
	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended July 31, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and
3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.
ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.
ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None
ITEM 11. CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: October 8, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: October 8, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: October 8, 2010

TABLE OF CONTENTS

Item 1. Reports to Stockholders.
EXHIBIT INDEX
EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.